UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10303

Buffalo Funds
(Exact name of registrant as specified in charter)

5420 W. 61 Place Shawnee Mission, KS			66205
(Address of principal executive offices)			(Zip code)

Clay E. Brethour 5420 W. 61 Place Shawnee Mission, KS 66205
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(913) 384-1513

Date of fiscal year end:	March 31, 2018

Date of reporting period:	September 30, 2017

Item 1. Reports to Stockholders.

Semi-AnnualReport

BuffaloFunds

September 30, 2017

Message to Our Shareholders

Dear Shareholders:

Equity markets continued their winning streak during the six months ended September 30, 2017 as investors have been encouraged by the synchronized upswing in global growth. For the first time since 2007, all 45 countries tracked by the Organization for Economic Cooperation and Development (OECD) are on track to grow this year with growth rates accelerating in 33 of those countries.

An improving economic backdrop, in conjunction with strong corporate earnings and a renewed focus on tax reform, helped the reflation trade regain momentum during the period. The reflation trade, also known as the "Trump trade" pushed shares of banks, industrials, and smaller companies higher while expectations of another interest rate increase by the Federal Reserve drove relative weakness in Treasury bonds and their stock market proxies such as utility companies. The U.S. dollar also strengthened during the period against most major foreign currencies.

The Russell 3000 Index, a broad U.S. market performance benchmark, produced a total return of 7.72% for the semi-annual reporting period. Growth stocks outperformed value stocks, as the Russell 3000 Growth Index advanced 10.86% compared to a gain of 4.60% for the Russell 3000 Value Index. Shares of smaller capitalized companies generally outperformed larger companies during the period. The Russell Microcap Index and the smaller-cap Russell 2000 Index climbed 10.74% and 8.27% respectively, while the Russell Midcap Index advanced by 6.27% and the larger-cap Russell 1000 Index increased by 7.68% during the period. Technology and health care were the best performing sectors, while the energy and consumer staples sectors lagged.

The three month span ending September 30, 2017 was the least volatile market period recorded in the past 20 years, as measured by the Chicago Board Options Exchange Volatility Index (VIX). Emerging market stocks produced strong returns and are on pace for their best calendar year since 2009. So far this year the Federal Reserve (The Fed) has raised the benchmark lending rate on two separate occasions and another increase is expected in December. If another 25 basis point increase takes place before year-end the short term lending rate would finish the year 75 basis points higher than it started on January 1, 2017. In spite of short term interest rate increases the impact on long term rates has been minimal. The yield on the 10-year Treasury Note has traded in a narrow range of 2.20% – 2.40% for much of the past six-months, as signs of inflation continue to remain elusive.

As we write this update House Republicans have proposed a tax reform bill that will lower the corporate tax rate to 20%, positioning U.S. companies on a more competitive footing against their international peers. However, in light of Congress' inability to pass any meaningful legislation this year, the proposed plan may not represent the one that will eventually be voted on by the House and Senate. Nonetheless, a pro-growth tax reform bill would be another leg of support underpinning the current bull market. We recall the 1981 tax cut which laid the foundation for a quarter-century of strong, non-inflationary growth which averaged 3.4% annually despite three recessions over that time period. While the framework of the proposed tax reform plan would lower taxes on corporate profits, the incentives for business investment and the enticement to bring the cash from U.S. corporate profits back home from overseas (repatriation) could have a significant impact on our domestic economy for many years to come. However, as with any proposal in a divided congress, we are mindful that what is proposed and what actually becomes law may be vastly different.

Overall, we are constructive regarding our outlook for the economy and capital markets. Recent measures of manufacturing and industrial activity in the U.S. support expanded activity going forward, consumer confidence is high and unemployment reached a multi-year low. We believe that valuations of equities remain reasonable within the backdrop of a strengthening of the global economy. Meanwhile we are being selective with our fixed income investments in the rising interest rate environment. We have an emphasis on issuers with defensive business models and manageable, less levered credit metrics with a bias toward shorter durations. In closing, and as always, we greatly appreciate the trust you have placed in our capabilities and look forward to continuing to serve as your investment advisor in the future.

Sincerely,

Clay E. Bethour
President

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds.com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

Kornitzer Capital Management is the Advisor to the Buffalo Funds which are distributed by Quasar Distributors, LLC.

Nothing contained in this communication constitutes tax, legal or investment advice. Investors must consult their tax advisors or legal counsel for advice and information concerning their particular situation.

The opinions expressed are those of the Portfolio Manager(s) and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Portfolio Management Review

Buffalo Discovery Fund

The Buffalo Discovery Fund returned 10.98% in the six months ended September 30, 2017 outperforming the Russell Mid Cap Growth Index which rose 9.72%. Stock selection drove the outperformance and was especially strong within the healthcare and consumer sectors.

Top contributors in the period were Dynavax Technologies, Align Technology and Take Two Interactive. Dynavax has an innovative vaccine for preventing Hepatitis B infection in adults, delivering better protection with fewer injections than currently approved Hepatitis B vaccines. The FDA Advisory Panel met in July to discuss the potential approval of the vaccine and overwhelmingly endorsed the efficacy and safety of the product. Dynavax's stock rose meaningfully in the wake of the meeting. Align, the maker of the clear aligners for dental malocclusion and a long term holding in the Fund, continued to grow in excess of expectations. We believe that the current growth rate is sustainable over the intermediate to long term as less than 10% of the orthodontic market has converted from metal braces to clear aligners. Finally, Take Two Interactive beat earnings expectations the past two quarters as in-game digital sales exceeded expectations. These digital sales carry a higher gross margin than packaged games and have driven profitability and cash generation for the firm. In addition, the company plans to launch Red Dead Redemption 2 in calendar 2018, the first major update to this title since 2011. Expectations for sales of this new release are high with overall company profitability expected to nearly double in the first year post launch.

Top detractors in the period were Chipotle Mexican Grill, Mattel and Evolent Health. Chipotle Mexican Grill saw decelerating same store sales growth over the last two quarters, and efforts to jumpstart growth have fallen short. The near term operating performance is likely to remain challenged. Nevertheless we believe the company is a leader in the fast casual space, and with better leadership, can resume its growth trajectory. Mattel has struggled to keep up with a key rival Hasbro, yet new management in the executive suite should enable a more innovative approach to product development and marketing. However these changes will take time and in the interim the struggles of brick and mortar retailer, Toys R Us, has put pressure on an important channel for Mattel. Finally Evolent Health offers software tools and services to healthcare providers to manage populations of patients with a goal of decreasing the cost of care while maintaining or improving the quality of care. The end market demand for Evolent's service remained strong. Nevertheless, the potential repeal of the Affordable Care Act has left many providers cautious on executing new contracts and are awaiting greater visibility. Consequently investors are concerned about the company's near term growth prospects, which led to a sell-off in the stock. We remain optimistic that the strong management team will navigate the near term uncertainty and are confident of the long term opportunity for the company in enabling providers to manage risk.

The Fund ended the first six months of fiscal 2018 with 86 stocks representing 85 companies, as we hold both the Class A and Class B shares of Lions Gate Entertainment. We exited ten positions and added ten stocks to the Fund during the period. The cash weighting stood at 3% on September 30, 2017.

U.S. economic growth accelerated in the second quarter with U.S. Real Gross Domestic Product (GDP) growing 3.1%, recent measures of manufacturing and industrial activity in the U.S. support expanded activity in the third quarter of 2017, consumer confidence remains high and unemployment reached a multi-year low of 4.2% in September. Companies who have beaten earnings expectations and lack controversy have predominately seen their stocks appreciate as investors appear to be chasing the outperformers.

Our discipline requires we trim or exit the winners as valuation exceeds our best case scenarios. While we see ample opportunities to deploy capital in companies trading at what we view as attractive valuations, frequently those valuations come with some controversy. And just as investors are bidding up the outperformers, they are also driving down the stock prices and the valuations of the underperformers.

Fortunately with fear comes opportunity. We are acutely aware of the current market dynamic, and seizing opportunities. We are willing to accept some near-term uncertainty in favor of the long term growth opportunity. Furthermore, we believe that the valuation disparity between the winners and losers is extended. With economic growth accelerating, the equity market strength is likely to broaden in the relatively near term. As this occurs, we believe investors will rotate capital into companies that have underperformed recently, but have a growth opportunity and an attractive valuation.

Buffalo Dividend Focus Fund

The Buffalo Dividend Focus Fund produced a return of 4.02% for the six months ended September 30, 2017, and underperformed the S&P 500 Index return of 7.71%. Notable relative sector detractors were in the consumer discretionary, information technology and health care sectors.

(Unaudited)

In consumer Discretionary, the Fund was primarily impacted by poor security selection. Specific detractors included AMC Entertainment, Foot Locker, Twenty First Century Fox and Goodyear Tire. The decline in AMC reflected investor concerns surrounding premium video on demand (PVOD) and its potential impact on the theater industry revenues, as well as a weaker than expected box office. Foot Locker reported weak same store sales comps, which negatively impacted margins. Additionally, investors are concerned about its largest vendor, Nike, selling directly to consumers. Meanwhile Twenty First Century Fox reported weak ad spending and subscriber declines on its earnings call, which negatively impacted the stock. Goodyear provided a weaker than expected outlook on its earnings call.

In the information technology sector, the Fund was negatively impacted by security selection and to a lesser degree sector allocation. Specific detractors included Sabre and several securities that the Fund did not own such as Nvidia, as well as several non-dividend payers including Alphabet, Facebook and PayPal. Sabre Corp disappointed when they announced a slowdown in their airline solutions business due to the halting of an implementation at Air Berlin, Alitalia's bankruptcy, and the loss of a Southwest Airlines domestic contract. This coupled with increased investments in new products and technology are expected to weigh on growth and margins in the near term.

In the Health Care sector, the Fund's underperformance was primarily due to security selection. Specific detractors included Shire and Cardinal Health as well as several non-dividend biotechnology companies including Vertex, Celgene and Biogen.

We believe the market could experience more volatility in the coming quarters, as the Federal Reserve continues with its desire to normalize interest rates, along with a focus on the likelihood of the Trump administration to enact infrastructure spending, deregulation, and corporate tax reform. Prospective tailwinds for the economy include further job growth, wage increases, lower tax rates, and simply more optimism from both businesses and consumers; all of which could lead to higher Gross Domestic Product (GDP) growth. On the other hand, possible headwinds include potential strengthening of the U.S. dollar, further increases in interest rates, and stock price valuation metrics that are above historical market averages, leading us to believe that the stock market may have a hard time achieving further multiple expansion.

Despite the expectation of more volatility, we continue to focus on wide moat, large capitalization companies that are trading at reasonable valuations, in our view. As always, the Fund will continue to focus on competitively advantaged companies that can be purchased at a fair price, in our opinion. As the stock market has continued to climb, it is getting harder to find companies that fit our investment criteria, but we continue to follow our process of finding new investment ideas and to be ready when market declines provide better opportunities.

Buffalo Emerging Opportunities Fund

The Buffalo Emerging Opportunities Fund posted a return of 17.17% for the six months ended September 30, 2017, and outperformed the Russell 2000 Growth Index return of 10.88%.

The outperformance during this time period was a result of strong outperformance of the Fund's Information Technology (IT) sector holdings. The Fund had an overweight position in the IT sector compared to the index and generated an average return of 38.02% from its IT holdings versus the index return of 12.12% for the sector.

The top contributor for the Fund during the semi-annual period was Exa Corporation. Exa has developed simulation software for the automotive and aerospace industries and recently extended into the energy sector for simulating the drilling of shale oil wells. The software simulates testing for aerodynamics, thermal effects, and noise, among other things, for transportation industry customers. On September 28th 2017, European-based Dassault Systems announced their intent to acquire Exa for $24.25 per share. This marked the first buyout announcement of one of the Fund's holdings this year compared to 2016, in which five holdings were acquired. We continue to believe that in the latter innings of an economic expansion, larger firms will look for different avenues to grow their revenues and acquiring smaller, faster-growing companies is often a strategy. One of the Fund's holdings being acquired can provide a boost to returns given the takeout premium typically involved. In the case of Exa, the announced acquisition price was a 43% premium to the previous day's closing price.

Zagg Inc. also contributed to the Fund's returns in the quarter. Zagg is the leading provider of cell phone and tablet accessories, primarily screen protectors and portable battery chargers, under brand names such as InvisibleShield and Mophie. Zagg commands close to 50% market share in the categories in which it competes and is expected to potentially benefit from the strong Apple iPhone refresh cycle. With smartphone prices nearing $1,000 in some cases, we believe people will continue to look for ways to protect these devices including screens, via screen protectors. Additionally, data and power consuming mobile applications should lead to increased demand for portable chargers.

Portfolio Management Review

(Continued)

Outside of the IT sector, the Fund also had significant outperformance in the Financial sector. The Fund's holdings returned 31.86% on average compared to the Index's return of 8.44%. Leading the way for the Fund during the period was Lending Tree, Inc. Lending Tree provides an online marketplace for consumer loan products including mortgages, credit cards, and personal loans. With best of breed capabilities in demand generation across these categories, the company is putting up strong growth despite facing a rising interest rate environment.

The only significant drag during the quarter came from the Industrials sector. Astronics, a provider of in-seat power solutions (plug-ins on back of airplane seats to enable charging of mobile devices) has seen some sluggishness globally in the aerospace industry. They maintain a 90% market share in the in-seat power solutions marketplace. Additionally, Apogee Enterprises, a provider of commercial glass and framing solutions, had some challenges digesting an acquisition. Management's execution through this economic cycle has generally been good and they believe commercial construction's outlook is firm over the next three years.

During this six month time period, we added 12 securities to the portfolio and exited 11. We ended the period with 60 holdings. The market's march upward thus far in 2017 has been fairly consistent. With that said, we believe the small cap universe we operate in presents inefficiencies in share prices from time to time on both the upside and downside. We remain focused on valuations and fundamentals and will utilize these opportunities to be more active in trimming or selling names that have appreciated closer to our fair value targets and replacing them with investments that we believe have a better risk/reward profile. We continue to look for prudent ways to deploy cash and we remain long-term focused, aiming to be shrewd when the market environment presents opportunity.

The market has delivered strong results so far this year with a number of the major indices posting double digit returns. The march higher continued in a very even fashion across the indices in the 3rd quarter. Growth has outperformed value significantly, with the Russell 2000 Growth Index outperforming the Russell 2000 Value Index by over 10%. We believe this is an indication of investors continuing to seek out stories with revenue growth opportunities, as we continue in a stable economic environment with a market 8+ years into the recovery. Continued economic growth, a stable geopolitical environment, and a clearer picture on tax reform could be a catalyst to close out a strong year for the markets.

The Buffalo Emerging Opportunities Fund is focused primarily on identifying innovation within U.S. companies with North American revenue bases. U.S. consumer confidence and small business confidence remained near all-time highs at the end of the period, which could bode well for smaller, U.S.-centric companies that are a focus of the Fund.

Buffalo Flexible Income Fund

The Buffalo Flexible Income Fund produced a return 5.61% for the six months ended September 30, 2017. This result underperformed the S&P 500 Index return of 7.71% but outperformed the Bank of America Merrill Lynch High Yield Master II Index return of 4.22%. The Fund's peer group index, the Lipper Mixed Asset Allocation Moderate Funds Index, produced a return of 5.42% for the semi-annual period.

The equity portion of the portfolio underperformed the S&P 500 Index with a total return of 6.50%. The relative underperformance was primarily driven by the information technology, consumer staples and health care sectors. Within the information technology sector the underperformance was driven by both security selection and the sector allocation impact as the Fund was underweight the best performing sector in the index during the quarter. Additionally, the Fund was negatively impacted by IBM, which continued to face secular challenges to its business resulting in weak revenues and gross profit pressure. There were several non-dividend payers within the index that performed well in the quarter including Facebook and Alphabet. The underperformance within consumer staples was due to a portfolio overweight in this area which was the worst performing sector in the index during the period. Meanwhile the underperformance within health care was primarily driven by security selection and GlaxoSmithKline was the biggest detractor. GlaxoSmithKline faced declines in its key Advair drug due to generic competition but also has several potential drug launches coming in vaccines and respiratory. The top three contributors to the Fund's performance during the six months were Boeing, HollyFrontier and Lions Gate Entertainment. The top three detractors were GE, IBM and GlaxoSmithKline.

The fixed income portion of the Fund generated a return of 4.84% which outperformed the Bank of America Merrill Lynch High Yield Master II Index return of 4.22%. During the six months the relative outperformance was primarily driven by the consumer discretionary, energy and health care sectors. Within the consumer discretionary sector the primary driver of outperformance was the Lions Gate Entertainment convertible bonds. The health care segment outperformance was driven by both sector allocation and security selection. Valeant Pharmaceuticals, which refinanced some of their capital structure during the period and consequently some of the unsecured notes rallied in

(Unaudited)

price. The outperformance with the energy sector was driven by security selection and Approach Resources and Wildhorse Development were the standouts. These credits both benefitted from improvement in crude oil prices which rebounded. The top individual contributors to the Fund's fixed income performance included Lions Gate Entertainment 1.25% convertible notes, Valeant 6.375% senior notes and Bankrate's 6.125% senior notes. The largest relative detractors to the fixed income return were Medicines Company 2.50% convertible notes, Nuance Communications 1.5% convertible bonds and Cornerstone Ondemand 1.5% convertible notes.

We believe the market could experience more volatility in the coming quarters, as the Federal Reserve continues with its desire to normalize interest rates, along with a focus on the likelihood of the Trump administration to enact infrastructure spending, deregulation, and corporate tax reform. Prospective tailwinds for the economy include further job growth, wage increases, lower tax rates, and simply more optimism from both businesses and consumers; all of which could lead to higher Gross Domestic Product (GDP) growth. On the other hand, possible headwinds include potential strengthening of the U.S. dollar, further increases in interest rates, and stock price valuation metrics that are above historical market averages, leading us to believe that the stock market may have a hard time achieving further multiple expansion.

Despite the expectation of more volatility, we continue to focus on wide moat, large-capitalization companies that are trading at reasonable valuations, in our view. As always, the Fund will continue to focus on competitively advantaged companies that can be purchased at a fair price, in our opinion. As the stock market has continued to climb, it is getting harder to find companies that fit our investment criteria, but we continue to follow our process of finding new investment ideas and are ready when market declines provide better opportunities.

Within the fixed income portion of the Fund, we continue to focus on higher quality, below investment grade credit securities. With credit yield spreads at cycle lows, in our opinion, we are being selective and disciplined with purchases, as we do not anticipate much price appreciation within fixed income markets, in general.

Buffalo Growth Fund

The Buffalo Growth Fund returned 7.10% for the six months ended September 30, 2017, compared to its benchmark the Russell 1000 Growth Index (the "Index") return of 10.84%. Relative to the benchmark, financials and health care ended the fiscal first half as the largest overweight sectors, while information technology and consumer staples were the most underweight.

Among the top contributors for the period, Align shares earned the top spot. Shares rallied as growth inflected higher during the first half of the year. The dental aligner company has experienced increased growth from markets where it has low penetration, U.S. teen and international markets, providing confidence to investors that the company has ample room for additional growth going forward. Align has also cut treatment times for dental patients and experienced success in its direct to consumer offering. Next, shares of Facebook were also a top performer. The company has shaken off concerns over decelerating growth. Despite lower ad unit growth, ad pricing growth has accelerated leading to sales and profit growth that has exceeded expectations. Finally, Google shares continued to outperform as growth in online advertising, particularly mobile, drove growth. With the success of Android and rapid growth in paid clicks on mobile, the company has proved that it is a primary beneficiary of growing advertising budgets targeting mobile audiences.

Detractors in the period were Advanced Auto, Chipotle, and Shire. Advanced Auto shares traded lower after quarterly results disappointed on both sales and margins. The new management team is in the first year of a multi-year turnaround effort that has run into headwinds from slowing industry sales blamed primarily on milder weather that has led to less automotive part failures. Adding to investor concern are rumors of Amazon expanding its presence in the auto parts business, which combined with the weaker results have led to significant contraction in valuation multiples. Chipotle shares came under pressure as the recovery in same store sales from the food-borne illness outbreak of 2015 has been slower, raising concern over whether sales will ever fully recover to previous levels. The company has announced new menu items, digital ordering improvements, and a new marketing campaign to reengage customers and improve sales. Finally, Shire shares have been impacted by news of a pending approval for a new hemophilia treatment from Roche. Shire's hemophilia franchise stands to lose market share to Roche provided the treatment is approved. Hemophilia treatments have traditionally been slow to be adopted due to the risk of adverse effects which include life threatening conditions. This should help Shire if faced with competition from new treatments.

Although the Federal Reserve raised rates for the 2nd time in June 2017, overall economic growth remains below previous cycles and signs of an acceleration in growth remain scant. President Trump's plans for stimulating economic growth have not yet materialized. In addition,

Portfolio Management Review

(Continued)

the Federal Reserve has signaled another rate hike is likely before year end. In past cycles, there has typically been a broadening out of economic growth that has spurred expansion prior to the Federal Reserve taking rates higher. However, the path of this economic cycle is unique, perhaps due to the unprecedented measures taken to avert a deeper financial crisis during the Great Recession of 2008. During this expansion growth has been more limited, adding to the attractiveness of premier growth companies that have sustained high growth despite a difficult environment. Given this environment, we continue to be opportunistic in the pursuit of owning high quality growth companies, while exercising caution to not overpay for prospective growth that we believe is already priced for perfection.

Buffalo High Yield Fund

The Buffalo High Yield Fund gained 3.16% for the six months ended September 30, 2017 and underperformed the Bank of America Merrill Lynch High Yield Master II Index which rose 4.22% during the period.

The U.S. high yield sector continued to generate favorable results in the period, posting its 8th consecutive positive quarter but with returns decelerating on a sequential quarterly basis (Q1 '17 2.47%, Q2 '17 2.06%, and Q3 '17 2.04%). The market's performance was driven by: (i) continued, albeit modest, economic growth of the U.S. gross domestic product (ii) optimism regarding the release of a corporate friendly Republican Party (GOP) tax plan; (iii) the Federal Reserve only raising the Fed Funds rate target once by 25 basis points to 1.25% in June; (iv) the equity market indexes continued record highs; and (v) strength in crude oil supporting energy bonds. Investors bought risky assets given these favorable market conditions. The 10-year Treasury bond produced a return of 1.62% during the six months while stocks, as measured by the S&P 500 Index, delivered a return of 7.57%.

According to data from JP Morgan, high yield funds experienced outflows during the period of about $2.8 billion compared to outflows of $8.8 billion in the previous six months. The high yield new issuance calendar remained healthy, increasing sequentially to $157 billion from $151 billion in the previous six months ended March 31, 2017, but well below the $183 billion in the first half of 2016.

Stability in Treasury yields aided the returns of investment grade and BBB crossover issues that are more sensitive to the movement in interest rates, while strength in energy pricing positively impacted energy issues and lower credit quality CCC credits. This led to a somewhat unusual situation where the two ends of the credit spectrum both outperformed the middle (B-rated issues) during the period. According to data from JP Morgan, the BB-rated segment returned 4.71% and the non-rated segment returned 6.92%, outpacing the B-rated segment's return of 3.31% for the six month period. The Fund's straight bond investments continued to be biased toward higher-quality, non-investment grade securities of relatively short duration which contributed to the Fund's underperformance. The Fund's underweighted allocation to the energy and utilities sectors was also detrimental to relative results as those areas were the strongest performers within the benchmark advancing 2.64% and 4.90%, respectively. The Fund is underexposed to the energy sector by roughly 580 basis points and to the utilities sector by roughly 200 basis points.

According to data from JP Morgan, the U.S. high yield market's spread to worst at the end of the September 30th period was 415 basis points, 20 basis points lower than March 31, 2017 and 200 basis points below its 20-year historical average of 615 basis point. The yield to worst for the high yield market at period-end was 5.90%, below the 20-year average of 9.18%, and below the yield of 6.24% on March 31, 2017.

The Fund's cash balance decreased during the period as new security purchases exceeded the holdings in the Fund that were called away or sold outright. The Fund's composition by asset class on September 30, 2017 was as follows:

	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017
Straight Corporates	71.1%	65.5%	63.6%	62.9%	60.5%
Convertibles	13.8%	13.8%	13.1%	13.8%	13.3%
Bank Loans	11.2%	11.5%	12.5%	13.9%	18.6%
Preferred Stock	0.0%	0.0%	0.0%	1.1%	1.5%
Convertible Preferred	1.5%	1.6%	0.9%	0.9%	1.2%
Common Stocks	0.0%	0.0%	0.6%	0.6%	0.7%
Cash	2.4%	7.6%	9.3%	7.0%	4.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

The approximate rate and contribution of return from the various asset classes in the Fund during the period was as follows:

	APPROXIMATE UNWEIGHTED RETURN	APPROXIMATE CONTRIBUTION TO RETURN
Straight Corporates	3.8%	2.37%
Convertibles	5.2%	0.69%
Bank Loans	2.7%	0.41%
Preferred Stock	8.1%	0.06%
Convertible Preferred	-6.9%	-0.07%
Common Stocks	24.6%	0.15%
Cash	NM	0.0%
Total	3.13%	3.13%

Specific securities that contributed most positively to performance include Live Nation 2.50% convertible bonds, LionsGate 1.25% convertible bonds, and Philips

(Unaudited)

VanHeusen 7.75% straight corporates bonds. Live Nation rallied on continued strong underlying fundamentals as the live entertainment growth trends continue. LionsGate advanced on a solid earnings report that was driven by better than expected performance in several of their film releases. Philips VanHeusen's relatively high coupon rate provided interest income that outpaced lower coupon issues in the portfolio.

Specific securities that detracted most from performance include Medicines Company 2.75% convertible notes, Allergan 5.50% convertible preferred bonds, and PRA Group 3.50% convertible bonds. Medicines Company was under pressure as it became clear that the company was not a near term acquisition target. Despite beating earnings estimates, Allergan declined due to its 10% stake in drug maker Teva Pharmaceutical which plunged on multiple analyst downgrades. PRA Group declined on disappointing quarterly earnings in August.

The market for high yield securities remained well bid as yields and spreads bounced around cycle lows. A growing economy with modest inflation has created a favorable environment for risky assets. The slowdown in new issuance activity has reduced the supply of bonds available for purchase, while slowing default rates have reduced investor's risk premium requirements. We see several risk factors that could negatively influence the favorable environment including the Federal Reserve taking a more aggressive tightening policy stance, fiscal stimulus policy not coming to fruition, continued energy price declines, geopolitical issues escalating such as with North Korea, and increasing protectionism.

Within this environment of low spreads and yields, we are managing the Fund cautiously yet actively. We ended the six month period with 135 positions which were invested in 106 issuers, compared to the March 31, 2017 level of 122 holdings. We are managing the Fund with an emphasis on higher-quality, non-investment grade issuers with defensive business models and manageable credit metrics by our analysis. We will continue to deploy the Fund's cash in opportunities that we believe offer the most appealing risk/reward tradeoff with a bias toward shorter durations and less levered credits. We believe bank loans offer a compelling opportunity as they offer senior positioning in the capital structure and floating interest rates, and we remain constructive in regards to convertible bonds and preferred issues.

Buffalo International Fund

Global equity markets had positive momentum throughout the six months ended September 30, 2017, supported by the most synchronized global expansion the world has experienced in years. Improving global economic growth coupled with low inflation has kept the recession risk low and market movements have reflected this positive backdrop. In the Eurozone, both core and periphery countries are enjoying a period of expansion, however the situation is slightly more worrisome in the United Kingdom (U.K). Meanwhile in Asia, China has benefitted from a weaker U.S. dollar, and emerging markets have benefitted from rebounding global trade and China's increased imports of goods and services. Amidst this favorable backdrop, international markets performed well relative to the U.S. market and the Russell Global ex-U.S. Index advanced 12.29% versus the domestic Russell 1000 Growth Index's return of 10.84% during the period.

The Buffalo International Fund produced a return of 13.98% for the six months ended September 30, 2017, outperforming the Russell Global ex-U.S. return during this period of 12.29%. Overall, performance in the period was mostly driven by stock selection, and the top contributors to the Fund's performance over the six month period were Kering SA, a Paris-based luxury group with a brand portfolio that includes Gucci Group, among others, Wirecard, a provider of internet payment and processing services, and Linde AG, a supplier of industrial gases. Wirecard and Kering both have had quarterly results that exceeded expectations during the six month period. At Kering this has been due to the continued success of the Gucci brand, as well as overall better management and use of direct to consumer and online commerce across all the brands. Meanwhile Wirecard, one of the fastest-growing online payment companies, continued to see strong organic volume growth and is beginning to benefit from its prior acquisitions. Finally, Linde's stock advanced on progress made toward its efforts to merge with Praxair Inc.

Top detractors during the period included Allergan and Criteo SA. At Allergan, a specialty pharmaceutical company, there were concerns about pending litigation on the patent of one of its major drugs, as well as doubt about the future value of its pipeline. Criteo, a web advertising services company, saw pressure on its stock price due to a short seller attack.

The outlook for global growth continues to be positive. For the first time since 2007 all 45 countries tracked by the Organization for Economic Cooperation and Development are on pace to growth this year, with growth rates expected to accelerate in 33 of those countries. While we appreciate the positive trend, we will continue to anticipate potential changes and the impact of fiscal tightening by central banks around the world. In Europe, we will continue to watch the U.K. where there is rising inflation and lack of real income growth. In Asia, with the next Chinese National Congress

Portfolio Management Review

(Continued)

pending, we will be monitoring the government's focus and the rebalancing of the Chinese economy where economic expansion could be losing some momentum in the wake of tighter fiscal policy.

Whatever the economic changes are to come, our investment process remains the same. It is designed to favor a long-term secular growth perspective, within the context of our valuation and country specific macro analyses. As usual, we are taking incremental risks were it makes sense, yet continuing to pursue our strategy of hedging capital from potential downside risks. We always look for opportunities to buy or add to companies that are exposed to secular growth, improving balance sheets and sustainable business models that possess valuations that could provide appropriate potential returns for our investors.

Buffalo Large Cap Fund

The Buffalo Large Cap Fund produced a return of 8.14% for the six months ended September 30, 2017 underperforming the Russell 1000 Growth Index which advanced 10.84%. Stock selection within the consumer discretionary and healthcare sectors drove the relative underperformance for the period.

Top contributors in the period were Facebook, Microsoft and T. Rowe Price. Facebook continued to drive impressive top line growth and operating leverage through mobile advertising spending on its platform. The value proposition of digital ad spending appears to resonate with Facebook's clients. Microsoft was another top contributor and the company is transitioning from a packaged software company to a cloud based software solution for both B2B (business-to-business) and B2C (business-to-consumer) end markets. This transition, which is gaining momentum, has accelerated growth and the equity has advanced as a result. Finally T. Rowe Price's stock appreciated during the period. After several years of net outflows T. Rowe Price has seen solid capital inflows this year which we attribute to the strong performance of the equity funds as well as the attractive pricing of their actively managed products.

Top detractors in the period all have exposure to the consumer discretionary and healthcare sectors. Chipotle Mexican Grill saw decelerating same store sales growth over the last two quarters and efforts to jumpstart growth have fallen short. The near term operating performance is likely to remain challenged. Nevertheless we believe the company is a leader in the fast casual space, and with better leadership, can resume its growth trajectory. Alliance Data Systems' equity declined as charge-offs from the private label credit card portfolio exceeded expectations. In addition, the BrandLoyalty business will fall short for the fiscal year due to some promotional program delays, resulting in a 5% earnings guidance reduction. Since the new guidance was issued in July the stock is off about 15% which we believe is an over-reaction. The company has a plan to improve collections and has a track record of executing. Given the overall strength of the consumer, we do not find this modest charge off increase as overly concerning. Shire, a biopharmaceutical company, will likely face competition in the hemophilia market in 2019, and this threat has driven the stock down over the past six months. For the most part, hemophilia patients are slow to change behavior and while the new competition will take some share from Shire, we believe the new entrant will have a modest impact in the first year post launch.

The Fund ended the first six month of fiscal 2018 with 46 stocks representing 45 companies, as we hold both the Class A and Class C shares of Alphabet, Inc. We exited six positions and added six stocks to the Fund during the period. The cash weighting stood at 4.2% on September 30, 2017.

U.S. economic growth accelerated in the second quarter with U.S. Real Gross Domestic Product (GDP) growing 3.1%, recent measures of manufacturing and industrial activity in the U.S. support expanded activity in the third quarter of 2017, consumer confidence remained high and unemployment reached a low of 4.2% in September. Companies who have beaten earnings expectations and lack controversy have predominately seen their stocks appreciate as investors appear to be chasing the outperformers. Our discipline requires we trim or exit the winners as valuation exceeds our best case scenarios. While we see ample opportunities to deploy capital in companies trading at attractive valuations, frequently those valuations come with some controversy. And just as investors are bidding up the outperformers, they are driving down underperformers to, at times, irrational low valuations, in our view, as traders press the panic button and sell. However with fear comes opportunity; we are acutely aware of the current market dynamic and stand ready to profit from it.

Buffalo Mid Cap Fund

The Buffalo Mid Cap Fund generated a return of 4.59% for six-months ended September 30, 2017, and underperformed the Russell Midcap Growth Index return of 9.72%. The index was primarily driven higher by contributions from the information technology, health care, and industrials sectors.

Stocks the Fund owned that underperformed included Sabre Corporation, Akamai, and F5 Networks. Sabre Corporation, declined about 17.4% during the period. The company disappointed when they announced a slowdown in their airline solutions business due to the halting of an implementation at Air Berlin, Alitalia's bankruptcy, and the

(Unaudited)

loss of a Southwest Airlines domestic contract. These developments, coupled with increased investments in new products and technology, are expected to weigh on growth and margins in the near term.

Other large relative detractors from the information technology area were companies or sub-industries within the index that the Fund did not own or was underweight. Most notably was the Fund's underweight exposure to semiconductor and semiconductor equipment companies as well as IT services, both areas that negatively affected relative performance of the Fund. Within semiconductors and semiconductor equipment, the Fund's non-ownership of Nvidia and Lam Research was a large relative detractor as the stocks were up 41.4% and 44.9% respectively for the period. After reaching a market cap of $86 billion, Nvidia was removed from the Russell Midcap Growth Index in late June, but has been a significant driver of the benchmark's technology return for the six-month period.

Consumer Discretionary was another sector that negatively affected relative performance mainly due to poor stock selection. AMC Entertainment and Advance Auto Parts which declined 46.1% and 33.2%, respectively were the largest negative contributors for the period. The decline in AMC reflected investor concerns surrounding premium video on demand (PVOD) and its potential impact on theater industry revenues, as well as a weaker than expected box office. Advance Auto was affected by weak auto parts demand, which was generally blamed on mild late winter weather and delayed tax returns. In addition, the company cut guidance for same store sales and operating margins as they reduce inventory and invest in Selling, General and Administrative Expenses (SG&A). Lastly, the market continued to be concerned with any retailers they view could be threatened by Amazon.com.

On a constructive note, industrials were the biggest positive for the Fund during the semi-annual period led by contributions from Kansas City Southern and FMC Corp whose shares advanced 27.6% and 29.2%, respectively. Kansas City Southern's stock price was negatively impacted early in the period due to its exposure to Mexico and cross border traffic relative to negative rhetoric from the Trump administration on border tax adjustments and North American Free Trade Agreements (NAFTA). As this rhetoric subsided and the company released positive results, the stock advanced to end the period. Meanwhile FMC, the 2nd largest producer of lithium batteries by revenue, continued to benefit from strong demand from electronics and automobile manufactures. In addition, the company is buying a portion of DuPont's crop protection unit which should make FMC the 5th largest crop protec-

tion company in the world, and potentially provides some upside accretion relative to original expectations.

The Fund's consumer staples investments also performed well during the period and Whole Foods was the top contributor for the Fund within that sector due to Amazon.com's acquisition of the company. Whole Foods gives Amazon.com the brick and mortar presence needed to ramp up their Prime Fresh grocery delivery services and provide locations for customers who prefer to pick up their pre-ordered groceries. It is also anticipated that Amazon.com will use Whole Foods private label brands to further drive private label packaged food penetration in the U.S.

We believe the market could experience more volatility in the coming quarters as the Federal Reserve continues to normalize interest rates, along with a focus on the ability of the Trump administration to enact infrastructure spending, deregulation, and corporate tax reform. Prospective tailwinds for the economy include further job growth, wage increases, lower tax rates, and simply more optimism from both businesses and consumers; all of which could lead to higher Gross Domestic Product (GDP) growth. On the other hand, potential headwinds include potential strengthening of the U.S. dollar, further increases in interest rates, and valuation metrics that are above historical market averages, leading us to believe that the stock market may have a hard time achieving further multiple expansion.

Despite the expectation of more volatility, we continue to spend considerable time analyzing companies that could provide greater risk-adjusted return potential to the portfolio. In addition, we remain true to our process of identifying companies that should potentially benefit from identified long-term trends that pass our disciplined valuation criteria. Going forward, we will continue to reduce positions with unfavorable risk-reward scenarios. We appreciate your continued support and confidence in our investment capabilities over the long-term.

Buffalo Small Cap Fund

The Buffalo Small Cap Fund produced a gain of 10.84% for the six months ended September 30, 2017, which was essentially in-line with the Russell 2000 Growth Index's return of 10.88%. The Fund's healthcare and technology holdings provided relative outperformance while energy and consumer staples underperformed. The outperformance in healthcare is noticeable in that it occurred during a period of strong returns in biotechnology (+30%) which can oftentimes make outperformance in healthcare challenging for the Fund as many biotechnology companies do not have the characteristics we look for as investments.

Exact Sciences was the largest contributor for the Fund as the stock nearly doubled in price during the period. The

Portfolio Management Review

(Continued) (Unaudited)

company continued to see solid success with their colorectal cancer screening product, Cologuard. This product is now widely covered by most commercial insurers as an appropriate screening product and the company continues to add more prescribing doctors and new patients boosting the company's revenues.

Catalent, a contract manufacturer for pharmaceutical companies, continued to generate solid growth across all their operating segments including softgel technologies, drug delivery and clinical supply services. During the period, one of the company's main competitors, Patheon, was purchased by Thermo Fisher at a premium multiple which likely attracted more investors to Catalent.

Forterra, Inc. was the largest detractor for the Fund during the semi-annual period. We believed that Forterra, a provider of water and drainage pipe that came public in October of 2016, would be ideally suited to take advantage of a replacement cycle in badly outdated water infrastructure however, more intense competition and poor management execution weighed on operating results, and as a result the stock was eliminated from the portfolio early in the period.

We believe the outlook for smaller-capitalization companies in the U.S. remains constructive. If the current administration is able to achieve tax reform and lower the corporate tax rate, smaller companies, whose revenues are more concentrated in the U.S., would be outsized beneficiaries. The market has started to bid small cap companies up in anticipation of this. While valuations have increased for small cap stocks, earnings growth has been solid, and the favorable interest rate environment continues to favor investment in risk assets. The bigger risks to small cap companies continue to be a policy misstep by central banks, failure to achieve lower tax rates, and relatively high valuations. We remain focused on trimming or selling those positions with limited upside while finding new ideas that can potentially benefit from long-term trends and trade at attractive valuations by our analysis.

Sincerely,

John C. Kornitzer
President, KCM

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor's. The firm evaluates a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Earnings growth is not representative of a fund's future performance.

A basis point is one hundredth of a percentage point (0.01%)

Yield is the income return on an investment.

Yield to worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

A Spread is the difference between the bid and the ask price of a security.

Non-investment grade is a bond rating that signifies a low credit quality with a high risk of defaulting.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Investment Results

Total Returns as of September 30, 2017 (Unaudited)

			AVERAGE ANNUAL
	GROSS EXPENSE RATIO*	SIX MONTHS	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Buffalo Discovery Fund (inception date 4/16/01)	1.03%	10.98%	19.59%	14.90%	10.18%	9.23%
Russell Mid Cap Growth Index	N/A	9.72%	17.82%	14.18%	8.20%	8.47%
Lipper Multi-Cap Growth Funds Index	N/A	11.10%	21.03%	10.67%	7.58%	6.42%
Buffalo Dividend Focus Fund (inception date 12/03/12)	0.96%	4.02%	15.72%	N/A	N/A	13.78%
S&P 500 Index	N/A	7.71%	18.61%	N/A	N/A	15.20%
Lipper Equity Income Funds Index	N/A	6.08%	15.90%	N/A	N/A	12.58%
Buffalo Emerging Opportunities Fund (inception date 5/21/04)	1.49%	17.17%	26.85%	13.14%	8.01%	8.57%
Russell 2000 Growth Index	N/A	10.88%	20.98%	14.28%	8.47%	9.57%
Lipper Small-Cap Growth Funds Index	N/A	10.34%	18.61%	12.59%	6.92%	8.44%
Buffalo Flexible Income Fund (inception date 8/12/94)	1.01%	5.61%	11.96%	6.92%	5.69%	7.27%
Bank of America Merrill Combined Index (60% S&P 500® Index/40% Bank of America Merrill Lynch U.S. High Yield Master II Index)	N/A	6.30%	14.73%	11.09%	7.68%	9.08%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	5.42%	10.65%	7.53%	4.71%	7.02%
S&P 500 Index	N/A	7.71%	18.61%	14.22%	7.44%	9.71%
Bank of America Merrill Lynch U.S. High Yield Master II Index	N/A	4.22%	9.06%	6.38%	7.72%	7.73%
Buffalo Growth Fund (inception date 5/19/95)	0.92%	7.10%	14.25%	12.98%	8.08%	9.86%
Russell 1000 Growth Index	N/A	10.84%	21.94%	15.26%	9.08%	8.96%
Lipper Large Cap Growth Funds Index	N/A	12.30%	21.44%	14.28%	7.56%	7.90%
Buffalo High Yield Fund (inception date 5/19/95)	1.03%	3.16%	6.02%	5.31%	6.33%	7.25%
Bank of America Merrill Lynch U.S. High Yield Master II Index	N/A	4.22%	9.06%	6.38%	7.72%	7.43%
Lipper High Yield Bond Funds Index	N/A	4.00%	8.90%	5.77%	6.28%	6.10%
Buffalo International Fund (inception date 9/28/07)	1.05%	13.98%	21.23%	9.89%	4.43%	4.42%
Russell Global (ex USA) Index Net	N/A	12.29%	19.44%	7.49%	1.71%	1.71%
Lipper International Funds Index	N/A	13.93%	19.47%	8.68%	2.01%	2.01%
Buffalo Large Cap Fund (inception date 5/19/95)	0.96%	8.14%	16.47%	16.06%	8.08%	9.45%
Russell 1000 Growth Index	N/A	10.84%	21.94%	15.26%	9.08%	8.96%
Lipper Large-Cap Growth Funds Index	N/A	12.30%	21.44%	14.28%	7.56%	7.90%
Buffalo Mid Cap Fund (inception date 12/17/01)	1.02%	4.59%	10.62%	10.59%	6.07%	7.82%
Russell Mid Cap Growth Index	N/A	9.72%	17.82%	14.18%	8.20%	8.73%
Lipper Mid-Cap Growth Funds Index	N/A	10.18%	19.80%	13.21%	7.10%	7.87%
Buffalo Small Cap Fund (inception date 4/14/98)	1.02%	10.84%	22.08%	11.26%	7.13%	11.52%
Russell 2000 Growth Index	N/A	10.88%	20.98%	14.28%	8.47%	6.02%
Lipper Small-Cap Growth Funds Index	N/A	10.34%	18.61%	12.59%	6.92%	6.55%

*  As reported in the Funds' Prospectus dated July 29, 2017. Current period gross expense ratio for each Fund can be found on the Financial Highlights, beginning on page 76.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current as of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.

Investment Results

(Continued) (Unaudited)

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Lipper Multi-Cap Growth Funds Index is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper. Its returns include net reinvested dividends. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classification. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The Lipper Equity Income Funds Index tracks funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. The Russell Global (ex USA) Index Net measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. The Russell 2000 is by far the most common benchmark for mutual funds that identify themselves as "small-cap", while the S&P 500 index is used primarily for large capitalization stocks. The Bank of America Merrill Combined Index is a blended index, 60% S&P 500® Index and 40% Bank of America Merrill Lynch U.S. High Yield Master II Index. The index reflects no deduction for fees, expenses or taxes. Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 3000 Value Index is a market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform. Included in the Russell 3000 Value Index are stocks from the Russell 3000 Index with lower price-to-book ratios and lower expected growth rates. Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it also includes up to the next 1,000 stocks. Russell Midcap Index measures performance of the 800 smallest companies (31% of total capitalization) in the Russell 1000 Index. Russell 1000 Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000 Index. Russell 2000 Value Index measures the performance of the bottom 2,000 stocks in the Russell 3000 Index. Chicago Board Options Exchange Volatility Index (VIX) is a popular measure of the stock market's expectation of volatility implied by S&P 500 index options, calculated and published by the Chicago Board Options Exchange (CBOE).

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology companies, foreign securities, debt securities, lower- or unrated securities and smaller companies. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Expense Example

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 – September 30, 2017).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for exam- ple, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to esti- mate the expenses you paid on your account during the period. Although the Funds charge no sales load or trans- action fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at pre- vailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. To the extent a Fund invests in shares of other investment companies as part of its invest- ment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD APRIL 1, 2017 - SEPTEMBER 30, 2017*
Actual	$1,000.00	$1,109.80	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$5.10

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO DIVIDEND FOCUS FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD APRIL 1, 2017 - SEPTEMBER 30, 2017*
Actual	$1,000.00	$1,040.20	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$4.80

*  Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO EMERGING OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD APRIL 1, 2017 - SEPTEMBER 30, 2017*
Actual	$1,000.00	$1,171.70	$8.06
Hypothetical (5% return before expenses)	$1,000.00	$1,010.27	$7.46

*  Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Expense Example

(Continued) (Unaudited)

BUFFALO FLEXIBLE INCOME FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD APRIL 1, 2017 - SEPTEMBER 30, 2017*
Actual	$1,000.00	$1,056.10	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$5.10

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO GROWTH FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD APRIL 1, 2017 - SEPTEMBER 30, 2017*
Actual	$1,000.00	$1,070.70	$4.72
Hypothetical (5% return before expenses)	$1,000.00	$1,015.97	$4.60

*  Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO HIGH YIELD FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD APRIL 1, 2017 - SEPTEMBER 30, 2017*
Actual	$1,000.00	$1,031.60	$5.19
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$5.15

*  Expenses are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD APRIL 1, 2017 - SEPTEMBER 30, 2017*
Actual	$1,000.00	$1,076.20	$5.36
Hypothetical (5% return before expenses)	$1,000.00	$1,014.77	$5.20

*  Expenses are equal to the Fund's annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO LARGE CAP FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD APRIL 1, 2017 - SEPTEMBER 30, 2017*
Actual	$1,000.00	$1,081.40	$4.90
Hypothetical (5% return before expenses)	$1,000.00	$1,015.67	$4.75

*  Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO MID CAP FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD APRIL 1, 2017 - SEPTEMBER 30, 2017*
Actual	$1,000.00	$1,045.90	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$5.10

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO SMALL CAP FUND	BEGINNING ACCOUNT VALUE APRIL 1, 2017	ENDING ACCOUNT VALUE SEPTEMBER 30, 2017	EXPENSES PAID DURING PERIOD APRIL 1, 2017 - SEPTEMBER 30, 2017*
Actual	$1,000.00	$1,107.80	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$5.10

*  Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Allocation of Portfolio Holdings

Percentages represent market value as a percentage of investments as of September 30, 2017 (Unaudited)

BUFFALO DISCOVERY FUND

Common Stocks	94.52%
Short Term Investment	3.00%
REITS	2.48%
100.00%

BUFFALO DIVIDEND FOCUS FUND

Common Stocks	91.62%
Short Term Investment	5.17%
REITS	2.31%
Convertible Preferred Stocks	0.90%
100.00%

BUFFALO EMERGING OPPORTUNITIES FUND

Common Stocks	88.77%
Short Term Investment	8.48%
REITS	2.75%
100.00%

BUFFALO FLEXIBLE INCOME FUND

Common Stocks	81.49%
Corporate Bonds	8.92%
Convertible Bonds	6.87%
REITS	2.33%
Short Term Investment	0.39%
100.00%

BUFFALO GROWTH FUND

Common Stocks	96.75%
Short Term Investment	1.82%
REIT	1.43%
100.00%

BUFFALO HIGH YIELD FUND

Corporate Bonds	58.89%
Bank Loans	17.92%
Convertible Bonds	12.18%
Short Term Investment	7.78%
Preferred Stocks	1.43%
Convertible Preferred Stock	0.74%
Common Stocks	0.64%
REIT	0.42%
100.00%

BUFFALO INTERNATIONAL FUND

Common Stocks	88.54%
Short Term Investments	11.46%
100.00%

BUFFALO LARGE CAP FUND

Common Stocks	94.24%
REIT	3.92%
Short Term Investment	1.84%
100.00%

Allocation of Portfolio Holdings

(Unaudited)

BUFFALO MID CAP FUND

Common Stocks	90.49%
REITS	5.09%
Short Term Investment	4.42%
100.00%

BUFFALO SMALL CAP FUND

Common Stocks	94.91%
REITS	3.50%
Short Term Investment	1.59%
100.00%

 Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 94.46%
CONSUMER DISCRETIONARY — 12.81%
	Distributors — 0.93%
399,910	LKQ Corp.(a)	$14,392,761
	Diversified Consumer Services — 1.26%
417,062	ServiceMaster Global Holdings Inc.(a)	19,489,307
	Hotels, Restaurants & Leisure — 1.08%
54,105	Chipotle Mexican Grill, Inc.(a)	16,655,142
	Household Durables — 1.52%
434,975	Garmin Ltd.(b)	23,475,601
	Internet & Direct Marketing Retail — 1.68%
19,280	Amazon.com, Inc.(a)	18,534,828
51,375	Expedia, Inc.	7,394,917
		25,929,745
	Internet Software & Services — 0.45%
896,000	Pandora Media Inc.(a)	6,899,200
	Leisure Products — 0.63%
92,885	Polaris Industries Inc.	9,718,558
	Media — 1.22%
289,627	Lions Gate Entertainment Corp. — Class A(a)(b)	9,688,023
289,627	Lions Gate Entertainment Corp. — Class B(a)(b)	9,207,242
		18,895,265
	Specialty Retail — 0.74%
230,405	Williams-Sonoma, Inc.	11,487,993
	Textiles, Apparel & Luxury Goods — 3.30%
940,880	Hanesbrands, Inc.	23,183,283
318,910	Luxottica Group S.p.A. — ADR(b)(c)	17,772,855
661,451	Under Armour, Inc. — Class C(a)	9,934,994
		50,891,132
	Total Consumer Discretionary (Cost $180,144,284)	197,834,704
CONSUMER STAPLES — 1.69%
	Household Products — 0.68%
80,370	The Clorox Co.	10,601,607
	Personal Products — 1.01%
144,160	The Estee Lauder Companies Inc. — Class A	15,546,214
	Total Consumer Staples (Cost $21,606,654)	26,147,821
ENERGY — 2.51%
	Energy Equipment & Services — 2.51%
318,118	Forum Energy Technologies Inc.(a)	5,058,076
636,621	Oceaneering International, Inc.(a)	16,724,034
605,366	TechnipFMC plc(a)(b)	16,901,819
	Total Energy (Cost $44,088,418)	38,683,929
FINANCIALS — 8.15%
	Capital Markets — 8.15%
373,715	Intercontinental Exchange, Inc.	25,674,220
240,540	MSCI, Inc.	28,119,126
322,608	Nasdaq, Inc.	25,024,703

 Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
FINANCIALS (Continued)
161,410	S&P Global, Inc.	$25,229,997
355,355	SEI Investments Co.	21,697,976
	Total Financials (Cost $83,540,241)	125,746,022
HEALTH CARE — 17.63%
	Biotechnology — 5.94%
135,735	Alnylam Pharmaceuticals, Inc.(a)	15,947,505
1,029,070	Dynavax Technologies Corp.(a)	22,125,005
738,615	Lexicon Pharmaceuticals, Inc.(a)	9,077,579
473,532	Portola Pharmaceuticals, Inc.(a)	25,584,934
124,500	Shire — ADR(b)	19,065,930
		91,800,953
	Health Care Equipment & Supplies — 7.34%
209,233	Align Technology, Inc.(a)	38,973,831
297,075	Danaher Corp.	25,483,093
327,275	Dentsply Sirona Inc.	19,574,318
323,335	Nevro Corp.(a)	29,384,685
		113,415,927
	Health Care Providers & Services — 0.78%
294,630	Tivity Health, Inc.(a)	12,020,904
	Health Care Technology — 2.40%
188,115	athenahealth Inc.(a)	23,393,981
766,240	Evolent Health, Inc. — Class A(a)	13,639,072
		37,033,053
	Life Sciences Tools & Services — 1.17%
317,665	Accelerate Diagnostics, Inc.(a)	7,131,579
169,240	Agilent Technologies, Inc.	10,865,208
		17,996,787
	Total Health Care (Cost $205,697,321)	272,267,624
INDUSTRIALS — 19.03%
	Aerospace & Defense — 0.87%
232,747	Hexcel Corp.(a)	13,364,333
	Building Products — 1.06%
190,085	Allegion PLC(b)	16,436,650
	Commercial Services & Supplies — 2.53%
354,645	Republic Services, Inc.	23,427,849
218,650	Stericycle, Inc.(a)	15,659,713
		39,087,562
	Electrical Equipment — 1.65%
62,725	Acuity Brands, Inc.	10,743,538
82,740	Rockwell Automation, Inc.	14,745,095
		25,488,633
	Industrial Conglomerates — 1.39%
88,301	Roper Industries, Inc.	21,492,463
	Machinery — 5.11%
55,220	Nordson Corp.	6,543,570
84,560	Parker-Hannifin Corp.	14,799,691
190,679	WABCO Holdings, Inc.(a)	28,220,492

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
467,399	Xylem, Inc.	$29,273,200
		78,836,953
	Professional Services — 6.42%
126,415	Equifax Inc.	13,398,726
468,190	IHS Markit Ltd.(a)(b)	20,637,815
556,117	Nielsen Holdings PLC(b)	23,051,050
294,203	Verisk Analytics, Inc(a)	24,474,747
288,400	WageWorks, Inc.(a)	17,505,880
		99,068,218
	Total Industrials (Cost $243,650,671)	293,774,812
INFORMATION TECHNOLOGY — 24.80%
	Communications Equipment — 3.45%
196,133	F5 Networks, Inc.(a)	23,645,795
93,690	Harris Corp.	12,337,099
203,976	Motorola Solutions, Inc.	17,311,443
		53,294,337
	Electronic Equipment, Instruments & Components — 1.61%
136,580	National Instruments Corp.	5,759,579
82,780	Trimble Inc.(a)	3,249,115
146,749	Zebra Technologies Corp. — Class A(a)	15,934,006
		24,942,700
	Internet Software & Services — 4.34%
407,186	Akamai Technologies, Inc.(a)	19,838,102
23,840	Alphabet, Inc. — Class A(a)	23,213,485
140,105	Facebook, Inc. — Class A(a)	23,939,741
		66,991,328
	IT Services — 3.18%
249,615	Fidelity National Information Services, Inc.	23,311,545
182,364	MasterCard, Inc. — Class A	25,749,797
		49,061,342
	Semiconductors & Semiconductor Equipment — 2.64%
239,680	Analog Devices, Inc.	20,653,226
198,705	QUALCOMM, Inc.	10,300,867
260,160	Semtech Corp.(a)	9,769,008
		40,723,101
	Software — 6.44%
231,175	Aspen Technology, Inc.(a)	14,520,102
157,910	Electronic Arts Inc.(a)	18,642,854
143,310	Guidewire Software Inc.(a)	11,158,117
155,949	Red Hat, Inc.(a)	17,288,506
79,130	salesforce.com, inc.(a)	7,392,325
180,515	Synopsys, Inc.(a)	14,536,873
155,800	Take-Two Interactive Software, Inc.(a)	15,927,434
		99,466,211
	Technology Hardware, Storage & Peripherals — 3.14%
137,925	Apple Inc.	21,257,001
2,435,903	BlackBerry Ltd(a)(b)	27,233,395
		48,490,396
	Total Information Technology (Cost $276,309,198)	382,969,415

 Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
MATERIALS — 7.84%
	Chemicals — 6.61%
136,915	Ecolab Inc.	$17,608,638
321,510	FMC Corp.	28,714,058
274,874	Ingevity Corp.(a)	17,171,379
88,690	International Flavors & Fragrances Inc.	12,674,688
185,120	Praxair, Inc.	25,868,669
		102,037,432
	Containers & Packaging — 1.23%
105,710	Bemis Company, Inc.	4,817,204
333,090	Sealed Air Corp.	14,229,605
		19,046,809
	Total Materials (Cost $89,309,868)	121,084,241
TOTAL COMMON STOCKS (COST $1,144,346,655)		1,458,508,568
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.48%
REAL ESTATE — 2.48%
123,905	American Tower Corp.	16,935,336
47,734	Equinix Inc.	21,303,684
	Total Real Estate (Cost $22,470,938)	38,239,020
TOTAL REITS (COST $22,470,938)		38,239,020
SHORT TERM INVESTMENT — 2.99%
INVESTMENT COMPANY — 2.99%
46,228,021	Fidelity Institutional Money Market Fund — Government Portfolio — Class I — 0.91%(d)	46,228,021
	Total Investment Company	46,228,021
TOTAL SHORT TERM INVESTMENT (COST $46,228,021)		46,228,021
TOTAL INVESTMENTS — 99.93% (COST $1,213,045,614)		1,542,975,609
Other Assets in Excess of Liabilities — 0.07%		1,062,131
TOTAL NET ASSETS — 100.00%		$1,544,037,740

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $183,470,380 (11.88% of net assets) at September 30 2017.

  (c)  A portion of this security is deemed illiquid. The total value of the illiquid portion of the security amounted to $10,729,642 (0.69% of net assets) at September 30, 2017.

  (d)  The rate quoted is the annualized seven-day effective yield as of September 30, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

  The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 91.61%
CONSUMER DISCRETIONARY — 11.47%
	Auto Components — 0.97%
18,050	The Goodyear Tire & Rubber Co.	$600,163
	Automobiles — 0.86%
13,200	General Motors Co.	533,016
	Hotels, Restaurants & Leisure — 3.36%
11,625	Carnival Corp.(b)	750,626
6,775	Cedar Fair, L.P.	434,413
3,025	Marriott International, Inc. — Class A	333,537
10,600	Starbucks Corp.	569,326
		2,087,902
	Internet & Direct Marketing Retail — 1.08%
700	Amazon.com, Inc.(a)	672,945
	Media — 3.16%
22,750	AMC Entertainment Holdings, Inc. — Class A	334,425
15,200	Comcast Corp. — Class A	584,896
22,400	Twenty-First Centy Fox, Inc. — Class A	590,912
4,550	The Walt Disney Co.	448,493
		1,958,726
	Specialty Retail — 1.11%
4,225	The Home Depot, Inc.	691,041
	Textiles, Apparel & Luxury Goods — 0.93%
23,300	Hanesbrands, Inc.	574,112
	Total Consumer Discretionary (Cost $6,122,402)	7,117,905
CONSUMER STAPLES — 6.66%
	Beverages — 1.19%
6,650	PepsiCo, Inc.	741,010
	Food & Staples Retailing — 1.05%
8,350	Wal-Mart Stores, Inc.	652,469
	Food Products — 1.87%
8,375	The Kraft Heinz Co.	649,481
8,900	Pinnacle Foods Inc.	508,813
		1,158,294
	Household Products — 1.89%
6,450	Colgate-Palmolive Co.	469,882
7,725	The Procter & Gamble Co.	702,821
		1,172,703
	Tobacco — 0.66%
6,450	Altria Group, Inc.	409,059
	Total Consumer Staples (Cost $3,284,808)	4,133,535
ENERGY — 7.55%
	Energy Equipment & Services — 1.06%
7,600	Halliburton Co.	349,828
4,400	Schlumberger Ltd.(b)	306,944
		656,772

 Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY (Continued)
	Oil, Gas & Consumable Fuels — 6.49%
6,650	Andeavor	$685,947
22,350	Enterprise Products Partners L.P.	582,664
5,275	EQT Midstream Partners LP	395,467
8,450	Exxon Mobil Corp.	692,731
11,575	Hess Corp.	542,752
18,450	Hess Midstream Partners LP	405,347
11,950	Royal Dutch Shell PLC. — Class A — ADR(b)	723,931
		4,028,839
	Total Energy (Cost $4,369,785)	4,685,611
FINANCIALS — 14.52%
	Banks — 8.64%
50,650	Bank of America Corp.	1,283,471
23,250	BB&T Corp.	1,091,355
8,550	Citigroup Inc.	621,927
14,725	JPMorgan Chase & Co.	1,406,385
17,400	Wells Fargo & Co.	959,610
		5,362,748
	Capital Markets — 3.07%
1,100	BlackRock, Inc.	491,799
4,025	CME Group Inc.	546,112
5,550	S&P Global, Inc.	867,521
		1,905,432
	Diversified Financial Services — 1.66%
5,600	Berkshire Hathaway Inc. — Class B(a)	1,026,592
	Insurance — 1.15%
11,575	Arthur J. Gallagher & Co.	712,441
	Total Financials (Cost $6,334,449)	9,007,213
HEALTH CARE — 12.36%
	Biotechnology — 3.72%
7,725	AbbVie Inc.	686,444
3,100	Amgen Inc.	577,995
6,050	Gilead Sciences, Inc.	490,171
3,600	Shire — ADR(b)	551,304
		2,305,914
	Health Care Equipment & Supplies — 0.93%
7,400	Medtronic, PLC(b)	575,498
	Health Care Providers & Services — 3.26%
4,275	Anthem, Inc.	811,737
5,775	Cardinal Health, Inc.	386,463
4,200	UnitedHealth Group Inc.	822,570
		2,020,770
	Pharmaceuticals — 4.45%
4,450	Bristol-Myers Squibb Co.	283,643
3,150	Eli Lilly & Co.	269,451
6,825	Johnson & Johnson	887,318
9,600	Merck & Co., Inc.	614,688
19,800	Pfizer Inc.	706,860
		2,761,960
	Total Health Care (Cost $6,252,387)	7,664,142

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS — 8.49%
	Aerospace & Defense — 2.19%
3,425	The Boeing Co.	$870,669
4,200	United Technologies Corp.	487,536
		1,358,205
	Airlines — 1.00%
12,800	Delta Air Lines, Inc.	617,216
	Commercial Services & Supplies — 0.98%
7,800	Waste Management, Inc.	610,506
	Industrial Conglomerates — 2.66%
2,450	3M Co.	514,255
26,850	General Electric Co.	649,233
3,450	Honeywell International, Inc.	489,003
		1,652,491
	Machinery — 1.11%
3,950	Parker-Hannifin Corp.	691,329
	Professional Services — 0.55%
3,200	Equifax Inc.	339,168
	Total Industrials (Cost $4,134,148)	5,268,915
INFORMATION TECHNOLOGY — 22.00%
	Communications Equipment — 0.96%
17,750	Cisco Systems, Inc.	596,933
	Internet Software & Services — 3.18%
630	Alphabet, Inc. — Class A(a)	613,444
650	Alphabet, Inc. — Class C(a)	623,421
4,300	Facebook, Inc. — Class A(a)	734,741
		1,971,606
	IT Services — 3.06%
29,910	Sabre Corp.	541,371
12,925	Visa Inc. — Class A	1,360,227
		1,901,598
	Semiconductors & Semiconductor Equipment — 5.28%
7,900	Analog Devices, Inc.	680,743
3,400	Broadcom Ltd.(b)	824,636
14,550	Intel Corp.	554,064
7,675	QUALCOMM, Inc.	397,872
9,150	Texas Instruments Inc.	820,206
		3,277,521
	Software — 5.61%
13,850	Activision Blizzard, Inc.	893,463
25,150	Microsoft Corp.	1,873,424
14,725	Oracle Corp.	711,954
		3,478,841
	Technology Hardware, Storage & Peripherals — 3.91%
15,720	Apple Inc.	2,422,766
	Total Information Technology (Cost $9,452,970)	13,649,265

 Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
MATERIALS — 3.73%
	Chemicals — 2.47%
8,475	DowDuPont Inc.(a)	$586,724
7,900	Monsanto Co.	946,578
		1,533,302
	Metals & Mining — 1.26%
12,050	Compass Minerals International, Inc.	782,045
	Total Materials (Cost $2,137,508)	2,315,347
TELECOMMUNICATION SERVICES — 1.69%
	Diversified Telecommunication Services — 1.69%
13,300	AT&T Inc.	520,961
10,625	Verizon Communications, Inc.	525,831
	Total Telecommunication Services (Cost $953,782)	1,046,792
UTILITIES — 3.14%
	Electric Utilities — 3.14%
18,000	American Electric Power Co., Inc.	1,264,320
8,850	Edison International	682,954
	Total Utilities (Cost $1,700,609)	1,947,274
TOTAL COMMON STOCKS (COST $44,742,848)		56,835,999
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.31%
REAL ESTATE — 2.31%
2,200	American Tower Corp.	300,696
24,450	CoreCivic, Inc.	654,526
1,050	Public Storage	224,690
7,400	Weyerhaeuser Co.	251,822
	Total Real Estate (Cost $1,301,896)	1,431,734
TOTAL REITS (COST $1,301,896)		1,431,734
CONVERTIBLE PREFERRED STOCKS — 0.90%
HEALTH CARE — 0.38%
	Pharmaceuticals — 0.38%
320	Allergan plc(b)	236,102
	Total Health Care (Cost $252,917)	236,102
INDUSTRIALS — 0.52%
	Commercial Services & Supplies — 0.52%
5,470	Stericycle, Inc.	321,855
	Total Industrials (Cost $352,758)	321,855
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $605,675)		557,957

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENT — 5.17%
INVESTMENT COMPANY — 5.17%
3,209,442	Fidelity Institutional Money Market Fund — Government Portfolio — Class I — 0.91%(c)	$3,209,442
	Total Investment Company	3,209,442
TOTAL SHORT TERM INVESTMENT (COST $3,209,442)		3,209,442
TOTAL INVESTMENTS — 99.99% (COST $49,859,861)		62,035,132
Other Assets in Excess of Liabilities — 0.01%		7,856
TOTAL NET ASSETS — 100.00%		$62,042,988

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $3,969,041 (6.40% of net assets) at September 30, 2017.

  (c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2017.

  *  See accompanying Notes to Financial Statements regarding valuation of securities.

  The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

 Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 86.42%
CONSUMER DISCRETIONARY — 23.27%
	Auto Components — 3.02%
96,100	Motorcar Parts of America, Inc.(a)	$2,831,106
	Hotels, Restaurants & Leisure — 5.66%
140,500	Del Taco Restaurants, Inc.(a)	2,155,270
89,000	The Habit Restaurants, Inc. — Class A(a)	1,161,450
137,200	Playa Hotels & Resorts N.V.(a)(b)	1,430,996
200,000	YogaWorks, Inc.(a)	554,000
		5,301,716
	Household Durables — 5.45%
15,300	Installed Building Products Inc(a)	991,440
25,600	LGI Homes, Inc.(a)	1,243,392
15,000	Universal Electronics, Inc.(a)	951,000
122,000	ZAGG Inc.(a)	1,921,500
		5,107,332
	Internet & Direct Marketing Retail — 1.61%
74,600	Duluth Holdings Inc. — Class B(a)	1,513,634
	Leisure Products — 3.29%
51,400	MCBC Holdings, Inc.(a)	1,047,532
120,300	Nautilus, Inc.(a)	2,033,070
		3,080,602
	Media — 1.95%
72,300	Liberty Media Corp-Liberty Braves(a)	1,827,021
	Specialty Retail — 2.29%
54,255	At Home Group Inc.(a)	1,239,184
71,700	The Tile Shop Holdings, Inc.	910,590
		2,149,774
	Total Consumer Discretionary (Cost $18,548,434)	21,811,185
CONSUMER STAPLES — 3.04%
	Beverages — 1.69%
26,200	MGP Ingredients, Inc.	1,588,506
	Personal Products — 1.35%
56,000	e.l.f. Beauty, Inc.(a)	1,262,800
	Total Consumer Staples (Cost $2,170,744)	2,851,306
FINANCIALS — 5.73%
	Capital Markets — 2.34%
36,500	Financial Engines Inc.	1,268,375
34,285	Hamilton Lane Inc. — Class A	920,552
		2,188,927
	Diversified Financial Services — 1.04%
55,000	Compass Diversified Holdings	976,250
	Insurance — 1.67%
36,300	Kinsale Capital Group, Inc.	1,567,071
	Thrifts & Mortgage Finance — 0.68%
2,600	LendingTree, Inc.(a)	635,570
	Total Financials (Cost $3,490,666)	5,367,818

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE — 11.22%
	Biotechnology — 1.66%
30,000	Deciphera Pharmaceuticals, Inc.(a)	$569,700
46,000	Dynavax Technologies Corp.(a)	989,000
		1,558,700
	Health Care Equipment & Supplies — 2.10%
99,885	Obalon Therapeutics, Inc.(a)	951,904
60,300	Oxford Immunotec Global PLC(a)(b)	1,013,040
		1,964,944
	Health Care Providers & Services — 3.40%
119,800	Cross Country Healthcare, Inc.(a)	1,704,754
20,900	LHC Group, Inc.(a)	1,482,228
		3,186,982
	Health Care Technology — 3.36%
53,000	HealthStream, Inc.(a)	1,238,610
37,500	Omnicell, Inc.(a)	1,914,375
		3,152,985
	Pharmaceuticals — 0.70%
75,000	Clearside Biomedical, Inc.(a)	655,500
	Total Health Care (Cost $8,667,964)	10,519,111
INDUSTRIALS — 13.24%
	Aerospace & Defense — 1.44%
45,400	Astronics Corp.(a)	1,350,650
	Building Products — 2.34%
45,500	Apogee Enterprises, Inc.	2,195,830
	Machinery — 3.35%
152,400	Kornit Digital Ltd.(a)(b)	2,331,720
10,000	Proto Labs, Inc.(a)	803,000
		3,134,720
	Professional Services — 1.83%
19,000	ICF International, Inc.(a)	1,025,050
11,400	WageWorks, Inc.(a)	691,980
		1,717,030
	Trading Companies & Distributors — 4.28%
131,000	Foundation Building Materials, Inc.(a)	1,852,340
154,000	Nexeo Solutions, Inc.(a)	1,124,200
17,800	SiteOne Landscape Supply, Inc.(a)	1,034,180
		4,010,720
	Total Industrials (Cost $10,787,547)	12,408,950
INFORMATION TECHNOLOGY — 26.83%
	Internet Software & Services — 10.20%
142,800	Amber Road Inc.(a)	1,096,704
86,800	CommerceHub, Inc. — Series C(a)	1,853,180
30,505	Envestnet, Inc.(a)	1,555,755
51,000	Five9, Inc.(a)	1,218,900
46,700	Instructure, Inc.(a)	1,548,105
70,620	Mimecast Ltd(a)(b)	2,007,021
21,000	Yext, Inc.(a)	278,880
		9,558,545

 Buffalo Emerging Opportunities Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	IT Services — 2.03%
50,400	Virtusa Corp.(a)	$1,904,112
	Semiconductors & Semiconductor Equipment — 5.33%
67,680	Everspin Technologies, Inc.(a)	1,156,651
96,800	Ichor Holdings, Ltd.(a)(b)	2,594,240
52,200	MaxLinear, Inc. — Class A(a)	1,239,750
		4,990,641
	Software — 9.27%
164,000	8x8, Inc.(a)	2,214,000
60,000	Everbridge, Inc.(a)	1,585,200
74,000	Materialise NV — ADR(a)(b)	1,077,440
50,200	RingCentral, Inc. — Class A(a)	2,095,850
41,000	Varonis Systems, Inc.(a)	1,717,900
		8,690,390
	Total Information Technology (Cost $15,932,912)	25,143,688
MATERIALS — 2.62%
	Chemicals — 1.46%
21,900	Ingevity Corp.(a)	1,368,093
	Construction Materials — 1.16%
14,200	US Concrete Inc.(a)	1,083,460
	Total Materials (Cost $1,743,968)	2,451,553
UTILITIES — 0.47%
	Water Utilities — 0.47%
32,500	AquaVenture Holdings Ltd.(a)(b)	438,750
	Total Utilities (Cost $585,000)	438,750
TOTAL COMMON STOCKS (COST $61,927,235)		80,992,361
REAL ESTATE INVESTMENT TRUST (REIT) — 2.68%
REAL ESTATE — 2.68%
93,100	Community Healthcare Trust, Inc.	2,509,976
	Total Real Estate (Cost $2,206,615)	2,509,976
TOTAL REIT (COST $2,206,615)		2,509,976

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENT — 8.26%
INVESTMENT COMPANY — 8.26%
7,736,443	Fidelity Institutional Money Market Fund — Government Portfolio — Class I — 0.91%(c)	$7,736,443
	Total Investment Company	7,736,443
TOTAL SHORT TERM INVESTMENT (COST $7,736,443)		7,736,443
TOTAL INVESTMENTS — 97.36% (COST $71,870,292)		91,238,780
Other Assets in Excess of Liabilities — 2.64%		2,477,794
TOTAL NET ASSETS — 100.00%		$93,716,574

ADR — American Depositary Receipt

  (a)  Non income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $10,893,207 (11.62% of net assets) at September 30, 2017.

  (c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 81.26%
CONSUMER DISCRETIONARY — 5.03%
	Automobiles — 0.70%
435,000	Ford Motor Co.	$5,206,950
	Media — 4.33%
498,000	Lions Gate Entertainment Corp. — Class A(a)(b)	16,658,100
498,000	Lions Gate Entertainment Corp. — Class B(a)(b)	15,831,420
		32,489,520
	Total Consumer Discretionary (Cost $33,072,586)	37,696,470
CONSUMER STAPLES — 13.71%
	Beverages — 4.72%
400,000	The Coca Cola Co.	18,004,000
71,000	Dr. Pepper Snapple Group, Inc.	6,281,370
100,000	PepsiCo, Inc.	11,143,000
		35,428,370
	Food & Staples Retailing — 1.82%
50,000	Costco Wholesale Corp.	8,214,500
100,000	Sysco Corp.	5,395,000
		13,609,500
	Food Products — 1.84%
10,000	B&G Foods Inc.	318,500
200,000	General Mills, Inc.	10,352,000
50,000	Kellogg Co.	3,118,500
		13,789,000
	Household Products — 5.33%
100,000	The Clorox Co.	13,191,000
25,000	Colgate-Palmolive Co.	1,821,250
50,000	Kimberly-Clark Corp.	5,884,000
210,000	The Procter & Gamble Co.	19,105,800
		40,002,050
	Total Consumer Staples (Cost $64,461,474)	102,828,920
ENERGY — 20.94%
	Energy Equipment & Services — 1.61%
65,000	Helmerich & Payne, Inc.	3,387,150
125,000	Schlumberger Ltd.(b)	8,720,000
		12,107,150
	Oil, Gas & Consumable Fuels — 19.33%
13,000	Apache Corp.	595,400
399,000	BP PLC — ADR(b)	15,333,570
150,000	Chevron Corp.	17,625,000
370,000	ConocoPhillips	18,518,500
140,000	Delek Logistics Partners LP	4,375,000
134,490	EQT Midstream Partners LP	10,082,715
250,000	Exxon Mobil Corp.	20,495,000
148,000	Hess Corp.	6,939,720
600,000	HollyFrontier Corp.	21,582,000
100,000	Marathon Petroleum Corp.	5,608,000
25,000	Phillips 66	2,290,250

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY (Continued)
288,000	Royal Dutch Shell PLC. — Class A — ADR(b)	$17,447,040
115,000	Suncor Energy, Inc.(b)	4,028,450
		144,920,645
	Total Energy (Cost $142,912,974)	157,027,795
FINANCIALS — 4.89%
	Banks — 2.35%
375,000	BB&T Corp.	17,602,500
	Insurance — 2.54%
140,000	The Allstate Corp.	12,867,400
100,000	Arthur J. Gallagher & Co.	6,155,000
		19,022,400
	Total Financials (Cost $22,773,344)	36,624,900
HEALTH CARE — 10.32%
	Health Care Equipment & Supplies — 1.72%
80,000	Abbott Laboratories	4,268,800
138,000	Baxter International, Inc.	8,659,500
		12,928,300
	Pharmaceuticals — 8.60%
75,000	Eli Lilly & Co.	6,415,500
460,000	GlaxoSmithKline PLC — ADR(b)	18,676,000
140,000	Johnson & Johnson	18,201,400
180,000	Merck & Co., Inc.	11,525,400
270,000	Pfizer Inc.	9,639,000
		64,457,300
	Total Health Care (Cost $51,495,810)	77,385,600
INDUSTRIALS — 9.30%
	Aerospace & Defense — 3.05%
90,000	The Boeing Co.	22,878,900
	Commercial Services & Supplies — 3.60%
810,000	Pitney Bowes Inc.	11,348,100
200,000	Waste Management, Inc.	15,654,000
		27,002,100
	Industrial Conglomerates — 2.65%
820,000	General Electric Co.	19,827,600
	Total Industrials (Cost $39,680,276)	69,708,600
INFORMATION TECHNOLOGY — 8.77%
	Communications Equipment — 0.90%
200,000	Cisco Systems, Inc.	6,726,000
	IT Services — 2.13%
110,000	International Business Machines Corp. (IBM)	15,958,800
	Semiconductors & Semiconductor Equipment — 2.96%
550,000	Intel Corp.	20,944,000
25,000	QUALCOMM, Inc.	1,296,000
		22,240,000

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	Software — 2.78%
280,000	Microsoft Corp.	$20,857,200
	Total Information Technology (Cost $45,106,268)	65,782,000
MATERIALS — 2.62%
	Chemicals — 2.31%
250,000	DowDuPont Inc.(a)	17,307,500
	Metals & Mining — 0.31%
50,000	Rio Tinto PLC — ADR(b)	2,359,500
	Total Materials (Cost $9,403,578)	19,667,000
TELECOMMUNICATION SERVICES — 5.68%
	Diversified Telecommunication Services — 5.68%
587,500	AT&T Inc.	23,012,375
396,000	Verizon Communications, Inc.	19,598,040
	Total Telecommunication Services (Cost $39,291,323)	42,610,415
TOTAL COMMON STOCKS (COST $448,197,633)		609,331,700
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.32%
REAL ESTATE — 2.32%
85,300	Digital Realty Trust, Inc.	10,093,549
215,000	Weyerhaeuser Co.	7,316,450
	Total Real Estate (Cost $11,199,794)	17,409,999
TOTAL REITS (COST $11,199,794)		17,409,999
CONVERTIBLE BONDS — 6.86%
CONSUMER DISCRETIONARY — 4.48%
	Media — 4.48%
	Lions Gate Entertainment Inc.
$30,000,000	1.250%, 04/15/2018(c)	33,600,000
	Total Consumer Discretionary (Cost $30,000,000)	33,600,000
HEALTH CARE — 0.34%
	Pharmaceuticals — 0.34%
	The Medicines Co.
2,000,000	2.500%, 01/15/2022	2,533,750
	Total Health Care (Cost $2,054,501)	2,533,750
INDUSTRIALS — 0.36%
	Air Freight & Logistics — 0.36%
	UTi Worldwide, Inc.
2,600,000	4.500%, 03/01/2019(b)(c)	2,717,000
	Total Industrials (Cost $2,600,000)	2,717,000

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY — 1.68%
	Internet Software & Services — 0.65%
	Cornerstone OnDemand, Inc.
$4,750,000	1.500%, 07/01/2018	$4,824,219
	Software — 1.03%
	Nuance Communications, Inc.
7,725,000	1.500%, 11/01/2035	7,734,656
	Total Information Technology (Cost $12,178,103)	12,558,875
TOTAL CONVERTIBLE BONDS (COST $46,832,604)		51,409,625
CORPORATE BONDS — 8.89%
CONSUMER DISCRETIONARY — 0.45%
	Leisure Products — 0.34%
	Brunswick Corp.
2,200,000	7.375%, 09/01/2023	2,562,637
	Multiline Retail — 0.11%
	Dollar Tree, Inc.
800,000	5.250%, 03/01/2020	823,200
	Total Consumer Discretionary (Cost $2,902,748)	3,385,837
ENERGY — 1.55%
	Energy Equipment & Services — 0.67%
	Forum Energy Technologies Inc.
5,000,000	6.250%, 10/01/2021	5,037,500
	Oil, Gas & Consumable Fuels — 0.88%
	Approach Resources, Inc.
3,000,000	7.000%, 06/15/2021	2,580,000
	WildHorse Resource Development Corp.
4,000,000	6.875%, 02/01/2025(d)(e)	4,005,000
		6,585,000
	Total Energy (Cost $11,752,979)	11,622,500
HEALTH CARE — 1.51%
	Pharmaceuticals — 1.51%
	Valeant Pharmaceuticals International, Inc.
1,250,000	5.375%, 03/15/2020(b)(d)(e)	1,253,125
10,000,000	6.375%, 10/15/2020(d)(e)	10,050,000
	Total Health Care (Cost $11,419,041)	11,303,125
INDUSTRIALS — 0.41%
	Aerospace & Defense — 0.41%
	TransDigm, Inc.
3,000,000	5.500%, 10/15/2020	3,048,750
	Total Industrials (Cost $2,982,500)	3,048,750

Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY — 4.33%
	Diversified Telecommunication Services — 0.51%
	CCO Holdings LLC / CCO Holdings Capital Corp.
$3,706,000	5.250%, 03/15/2021	$3,819,496
	Internet Software & Services — 2.94%
	Bankrate Inc.
22,000,000	6.125%, 08/15/2018(c)(e)	22,060,500
	Software — 0.88%
	ACI Worldwide, Inc.
3,750,000	6.375%, 08/15/2020(c)(e)	3,822,188
	Nuance Communications, Inc.
2,722,000	5.375%, 08/15/2020(d)(e)	2,775,079
		6,597,267
	Total Information Technology (Cost $32,139,543)	32,477,263
TELECOMMUNICATION SERVICES — 0.64%
	Diversified Telecommunication Services — 0.64%
	Consolidated Communications Inc
5,000,000	6.500%, 10/01/2022	4,831,250
	Total Telecommunication Services (Cost $4,956,500)	4,831,250
TOTAL CORPORATE BONDS (COST $66,153,311)		66,668,725
SHORT TERM INVESTMENT — 0.39%
INVESTMENT COMPANY — 0.39%
2,927,785	Fidelity Institutional Money Market Fund — Government Portfolio — Class I — 0.91%(f)	2,927,785
	Total Investment Company	2,927,785
TOTAL SHORT TERM INVESTMENT (COST $2,927,785)		2,927,785
TOTAL INVESTMENTS — 99.72% (COST $575,311,127)		747,747,834
Other Assets in Excess of Liabilities — 0.28%		2,081,691
TOTAL NET ASSETS — 100.00%		$749,829,525

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $103,024,205 (13.74% of net assets) at September 30, 2017.

  (c)  These securities are deemed illiquid. The total value of the illiquid portion of these securities amounted to $62,199,688 (8.30% of net assets) at September 30, 2017.

  (d)  Restricted security deemed liquid. The total value of restricted securities is $18,083,204 (2.41% of net assets) at September 30, 2017.

  (e)  144A Securities. The total value of restricted securities is $43,965,892 (5.86% of net assets) at September 30, 2017.

  (f)  The rate quoted is the annualized seven-day effective yield as of September 30, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 96.96%
CONSUMER DISCRETIONARY — 17.19%
	Hotels, Restaurants & Leisure — 2.96%
7,080	Chipotle Mexican Grill, Inc.(a)	$2,179,436
94,035	Starbucks Corp.	5,050,620
		7,230,056
	Internet & Direct Marketing Retail — 5.44%
8,465	Amazon.com, Inc.(a)	8,137,828
2,815	The Priceline Group Inc.(a)	5,153,758
		13,291,586
	Media — 1.41%
35,040	The Walt Disney Co.	3,453,893
	Specialty Retail — 4.92%
23,020	Advance Auto Parts, Inc.	2,283,584
44,830	The Home Depot, Inc.	7,332,395
47,975	Williams-Sonoma, Inc.	2,392,033
		12,008,012
	Textiles, Apparel & Luxury Goods — 2.46%
84,050	NIKE, Inc. — Class B	4,357,993
21,860	Under Armour, Inc. — Class A(a)	360,253
85,924	Under Armour, Inc. — Class C(a)	1,290,578
		6,008,824
	Total Consumer Discretionary (Cost $31,947,366)	41,992,371
CONSUMER STAPLES — 5.75%
	Beverages — 1.47%
30,080	Anheuser-Busch InBev SA/NV — ADR(b)	3,588,544
	Food & Staples Retailing — 2.68%
15,705	Costco Wholesale Corp.	2,580,175
48,810	CVS Health Corp.	3,969,229
		6,549,404
	Food Products — 1.00%
60,252	Mondelez International Inc. — Class A	2,449,846
	Household Products — 0.60%
12,450	Kimberly-Clark Corp.	1,465,116
	Total Consumer Staples (Cost $12,207,949)	14,052,910
ENERGY — 1.00%
	Energy Equipment & Services — 1.00%
92,752	Oceaneering International, Inc.(a)	2,436,595
	Total Energy (Cost $2,567,357)	2,436,595
FINANCIALS — 10.61%
	Banks — 3.44%
137,205	Bank of America Corp.	3,476,775
37,570	JPMorgan Chase & Co.	3,588,311
24,315	Wells Fargo & Co.	1,340,972
		8,406,058

Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
FINANCIALS (Continued)
	Capital Markets — 7.17%
48,740	CME Group Inc.	$6,613,043
103,130	Intercontinental Exchange, Inc.	7,085,031
24,513	S&P Global, Inc.	3,831,627
		17,529,701
	Total Financials (Cost $16,177,100)	25,935,759
HEALTH CARE — 19.10%
	Biotechnology — 5.51%
14,223	Biogen Idec Inc.(a)	4,453,506
38,255	Gilead Sciences, Inc.	3,099,420
37,785	Portola Pharmaceuticals, Inc.(a)	2,041,523
25,345	Shire — ADR(b)	3,881,333
		13,475,782
	Health Care Equipment & Supplies — 9.16%
117,691	Abbott Laboratories	6,279,992
39,976	Align Technology, Inc.(a)	7,446,330
76,682	Baxter International, Inc.	4,811,795
44,690	Danaher Corp.	3,833,508
		22,371,625
	Health Care Providers & Services — 1.60%
47,365	AmerisourceBergen Corp.	3,919,454
	Pharmaceuticals — 2.83%
14,795	Johnson & Johnson	1,923,498
77,836	Merck & Co., Inc.	4,983,839
		6,907,337
	Total Health Care (Cost $30,211,841)	46,674,198
INDUSTRIALS — 11.03%
	Air Freight & Logistics — 2.27%
24,580	FedEx Corp.	5,544,756
	Commercial Services & Supplies — 0.82%
28,038	Stericycle, Inc.(a)	2,008,082
	Industrial Conglomerates — 5.19%
29,422	3M Co.	6,175,678
45,885	Honeywell International, Inc.	6,503,740
		12,679,418
	Professional Services — 1.45%
85,537	Nielsen Holdings PLC(b)	3,545,509
	Road & Rail — 1.30%
27,325	Union Pacific Corp.	3,168,880
	Total Industrials (Cost $17,245,062)	26,946,645
INFORMATION TECHNOLOGY — 25.91%
	Internet Software & Services — 12.24%
8,160	Alphabet, Inc. — Class A(a)	7,945,555
8,631	Alphabet, Inc. — Class C(a)	8,278,079
80,047	Facebook, Inc. — Class A(a)	13,677,631
		29,901,265

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY (Continued)
	IT SERVICES — 2.54%
59,098	Visa Inc. — Class A	$6,219,474
	Semiconductors & Semiconductor Equipment — 1.00%
47,131	QUALCOMM, Inc.	2,443,271
	Software — 6.61%
106,075	Microsoft Corp.	7,901,527
80,945	Oracle Corp.	3,913,691
18,825	Red Hat, Inc.(a)	2,086,939
24,110	salesforce.com, inc.(a)	2,252,356
		16,154,513
	Technology Hardware, Storage & Peripherals — 3.52%
55,820	Apple Inc.	8,602,978
	Total Information Technology (Cost $20,366,926)	63,321,501
MATERIALS — 3.53%
	Chemicals — 3.53%
24,080	Ecolab Inc.	3,096,929
39,475	Praxair, Inc.	5,516,236
	Total Materials (Cost $5,109,406)	8,613,165
TELECOMMUNICATION SERVICES — 2.84%
	Diversified Telecommunication Services — 2.84%
104,105	AT&T Inc.	4,077,793
57,805	Verizon Communications, Inc.	2,860,769
	Total Telecommunication Services (Cost $6,982,830)	6,938,562
TOTAL COMMON STOCKS (COST $142,815,837)		236,911,706
REAL ESTATE INVESTMENT TRUST (REIT) — 1.82%
REAL ESTATE — 1.82%
9,974	Equinix Inc.	4,451,396
	Total Real Estate (Cost $1,669,870)	4,451,396
TOTAL REIT (COST $1,669,870)		4,451,396

Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
SHORT TERM INVESTMENT — 1.43%
INVESTMENT COMPANY — 1.43%
3,494,156	Fidelity Institutional Money Market Fund — Government Portfolio — Class I — 0.91%(c)	3,494,156
	Total Investment Company	3,494,156
TOTAL SHORT TERM INVESTMENT (COST $3,494,156)		3,494,156
TOTAL INVESTMENTS — 100.21% (COST $147,979,863)		244,857,258
Liabilities in Excess of Other Assets — (0.21)%		(504,572)
TOTAL NET ASSETS — 100.00%		$244,352,686

ADR — American Depositary Receipt

  (a)  Non income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $11,015,386 (4.51% of net assets) at September 30, 2017.

  (c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
PREFERRED STOCKS — 1.46%
ENERGY — 0.95%
	Oil, Gas & Consumable Fuels — 0.95%
90,000	NuStar Energy L.P. (3 Month LIBOR USD + 5.640%)	$2,317,500
	Total Energy (Cost $2,250,000)	2,317,500
FINANCIALS — 0.51%
	Diversified Financial Services — 0.51%
50,000	Compass Diversified Holdings(a)	1,258,500
	Total Financials (Cost $1,248,860)	1,258,500
TOTAL PREFERRED STOCKS (COST $3,498,860)		3,576,000
CONVERTIBLE PREFERRED STOCK — 0.76%
HEALTH CARE — 0.76%
	Pharmaceuticals — 0.76%
2,500	Allergan plc(b)	1,844,550
	Total Health Care (Cost $2,186,889)	1,844,550
TOTAL CONVERTIBLE PREFERRED STOCK (COST $2,186,889)		1,844,550
COMMON STOCKS — 0.65%
CONSUMER DISCRETIONARY — 0.65%
	Media — 0.65%
24,485	Lions Gate Entertainment Corp. — Class A(a)(b)	819,024
24,485	Lions Gate Entertainment Corp. — Class B(a)(b)	778,378
	Total Consumer Discretionary (Cost $499,984)	1,597,402
TOTAL COMMON STOCKS (COST $499,984)		1,597,402
REAL ESTATE INVESTMENT TRUST (REIT) — 0.44%
REAL ESTATE — 0.44%
1,000	Crown Castle International Corp.(a)	1,068,000
	Total Real Estate (Cost $1,035,000)	1,068,000
TOTAL REIT (COST $1,035,000)		1,068,000
CONVERTIBLE BONDS — 12.49%
CONSUMER DISCRETIONARY — 4.32%
	Auto Components — 0.43%
	Horizon Global Corp.
$1,000,000	2.750%, 07/01/2022	1,036,250
	Diversified Consumer Services — 0.51%
	Carriage Services, Inc.
1,000,000	2.750%, 03/15/2021	1,254,375

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
CONSUMER DISCRETIONARY (Continued)
	Media — 3.38%
	Lions Gate Entertainment Inc.
$5,000,000	1.250%, 04/15/2018(c)	$5,600,000
	Live Nation Entertainment Inc.
2,000,000	2.500%, 05/15/2019	2,648,750
		8,248,750
	Total Consumer Discretionary (Cost $9,039,089)	10,539,375
ENERGY — 0.74%
	Oil, Gas & Consumable Fuels — 0.74%
	Whiting Petroleum Corp.
2,000,000	1.250%, 04/01/2020	1,792,500
	Total Energy (Cost $1,682,945)	1,792,500
FINANCIALS — 0.57%
	Consumer Finance — 0.57%
	PRA Group, Inc.
1,500,000	3.500%, 06/01/2023 (Acquired Various Dates, Cost $1,536,284)(d)(e)	1,380,938
	Total Financials (Cost $1,536,284)	1,380,938
HEALTH CARE — 3.10%
	Biotechnology — 0.70%
	Flexion Therapeutics, Inc.
500,000	3.375%, 05/01/2024 (Acquired 06/22/2017, Cost $512,990)(d)(e)	564,060
	Neurocrine Biosciences, Inc.
1,000,000	2.250%, 05/15/2024 (Acquired Various Dates, Cost $1,021,834)(d)(e)	1,140,625
		1,704,685
	Health Care Equipment & Supplies — 1.14%
	Accuray, Inc.
1,500,000	3.500%, 02/01/2018	1,528,125
	Insulet Corp.
1,000,000	2.000%, 06/15/2019	1,249,375
		2,777,500
	Pharmaceuticals — 1.26%
	Innoviva, Inc.
1,000,000	2.125%, 01/15/2023	980,625
	The Medicines Co.
2,000,000	2.750%, 07/15/2023	2,112,500
		3,093,125
	Total Health Care (Cost $6,935,357)	7,575,310
INDUSTRIALS — 1.26%
	Machinery — 1.26%
	Chart Industries, Inc.
1,000,000	2.000%, 08/01/2018	1,001,250
	The Greenbrier Companies, Inc.
1,500,000	3.500%, 04/01/2018	2,082,187
	Total Industrials (Cost $2,444,147)	3,083,437

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY — 2.50%
	Internet Software & Services — 1.65%
	Envestnet, Inc.
$1,500,000	1.750%, 12/15/2019	$1,581,562
	Twitter, Inc.
1,500,000	1.000%, 09/15/2021	1,384,688
	WebMD Health Corp.
1,000,000	2.500%, 01/31/2018	1,070,400
		4,036,650
	Software — 0.85%
	Nuance Communications, Inc.
2,060,000	1.500%, 11/01/2035	2,062,575
	Total Information Technology (Cost $5,771,068)	6,099,225
TOTAL CONVERTIBLE BONDS (COST $27,408,890)		30,470,785
CORPORATE BONDS — 60.36%
CONSUMER DISCRETIONARY — 16.66%
	Auto Components — 0.43%
	Allison Transmission Holdings, Inc.
1,000,000	5.000%, 10/01/2024 (Acquired 03/20/2017, Cost $1,000,000)(d)(e)	1,040,350
	Commercial Services — 0.85%
	Cimpress NV
2,000,000	7.000%, 04/01/2022 (Acquired Various Dates, Cost $2,021,250)(b)(d)(e)	2,082,500
	Distributors — 0.85%
	LKQ Corp.
2,000,000	4.750%, 05/15/2023	2,075,220
	Diversified Consumer Services — 1.04%
	Perry Ellis International, Inc.
1,510,000	7.875%, 04/01/2019(c)	1,513,775
	Service Corp International
1,000,000	4.500%, 11/15/2020	1,015,000
		2,528,775
	Hotels, Restaurants & Leisure — 1.49%
	Royal Caribbean Cruises Ltd.
1,615,000	7.500%, 10/15/2027(b)	2,098,234
	Six Flags Entertainment Corp.
1,500,000	5.500%, 04/15/2027 (Acquired 03/30/2017, Cost $1,500,000)(d)(e)	1,541,250
		3,639,484
	Internet & Direct Marketing Retail — 0.56%
	Netflix, Inc.
250,000	5.500%, 02/15/2022	273,750
1,000,000	5.750%, 03/01/2024	1,092,500
		1,366,250
	Leisure Products — 1.43%
	Brunswick Corp.
3,000,000	7.375%, 09/01/2023	3,494,505

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
CONSUMER DISCRETIONARY (Continued)
	Media — 6.80%
	AMC Networks Inc.
$1,500,000	5.000%, 04/01/2024	$1,552,500
	Cinemark USA, Inc.
1,000,000	5.125%, 12/15/2022	1,031,250
	The E.W. Scripps Co.
250,000	5.125%, 05/15/2025 (Acquried 04/20/2017, Cost $250,000)(d)(e)	255,625
	Gray Television, Inc.
1,500,000	5.875%, 07/15/2026 (Acquired Various Dates, Cost $1,507,456)(d)(e)	1,548,750
	Lions Gate Entertainment Corp.
250,000	5.875%, 11/01/2024 (Acquired 10/13/2016, Cost $250,000)(b)(d)(e)	263,750
	Live Nation Entertainment Inc.
3,100,000	5.375%, 06/15/2022 (Acquired Various Dates, Cost $3,110,000)(d)(e)	3,231,750
1,000,000	4.875%, 11/01/2024 (Acquired 10/26/2016, Cost $1,000,000)(d)(e)	1,037,500
	Regal Entertainment Group
2,600,000	5.750%, 06/15/2023	2,691,000
	Sirius XM Radio, Inc.
1,000,000	3.875%, 08/01/2022 (Acquired Various Dates, Cost $1,007,500)(d)(e)	1,027,700
1,500,000	4.625%, 05/15/2023 (Acquired Various Dates, Cost $1,543,288)(d)(e)	1,545,000
250,000	5.375%, 07/15/2026 (Acquired 05/18/2016, Cost $250,000)(d)(e)	263,750
	Townsquare Media, Inc.
2,100,000	6.500%, 04/01/2023 (Acquired Various Dates, Cost $2,040,815)(d)(e)	2,139,375
		16,587,950
	Specialty Retail — 1.66%
	Penske Automotive Group, Inc.
2,500,000	5.750%, 10/01/2022	2,583,062
	Sonic Automotive, Inc.
1,500,000	5.000%, 05/15/2023	1,473,750
		4,056,812
	Textiles, Apparel & Luxury Goods — 1.55%
	PVH Corp.
3,120,000	7.750%, 11/15/2023	3,783,000
	Total Consumer Discretionary (Cost $37,478,235)	40,654,846
CONSUMER STAPLES — 3.42%
	Beverages — 0.13%
	Cott Beverages, Inc.
300,000	5.375%, 07/01/2022	313,875
	Food Products — 3.29%
	Darling Ingredients, Inc.
1,100,000	5.375%, 01/15/2022	1,143,313
	Lamb Weston Holdings, Inc.
1,500,000	4.875%, 11/01/2026(e)	1,578,750
	TreeHouse Foods, Inc.
2,000,000	4.875%, 03/15/2022	2,077,500
3,000,000	6.000%, 02/15/2024 (Acquired 01/21/2016, Cost $3,000,000)(d)(e)	3,221,250
		8,020,813
	Total Consumer Staples (Cost $7,890,625)	8,334,688
ENERGY — 7.10%
	Energy — 0.41%
	Delek Logistics Partners LP
1,000,000	6.750%, 05/15/2025 (Acquired 05/18/2017, Cost $992,450)(d)(e)	1,012,500

SHARES OR FACE AMOUNT		FAIR VALUE*
ENERGY (Continued)
	Energy Equipment & Services — 0.58%
	Forum Energy Technologies Inc.
$1,405,000	6.250%, 10/01/2021	$1,415,538
	Oil, Gas & Consumable Fuels — 6.11%
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.
1,000,000	5.500%, 10/15/2019	1,057,500
500,000	6.125%, 10/15/2021	516,250
	Diamondback Energy Inc
1,000,000	4.750%, 11/01/2024	1,025,000
	Gulfport Energy Corp.
1,000,000	6.000%, 10/15/2024	1,012,500
	Holly Energy Partners, L.P.
2,500,000	6.000%, 08/01/2024 (Acquired Various Dates, Cost $2,565,000)(d)(e)	2,634,375
	Parsley Energy LLC / Parsley Finance Corp.
250,000	6.250%, 06/01/2024 (Acquired 05/24/2016, Cost $250,000)(d)(e)	264,375
1,000,000	5.375%, 01/15/2025 (Acquired Various Dates, Cost $996,250)(d)(e)	1,026,250
	Seven Generations Energy Ltd.
1,275,000	6.750%, 05/01/2023 (Acquired Various Dates, Cost $1,248,908)(b)(d)(e)	1,349,906
1,000,000	5.375%, 09/30/2025 (Acquired Various Dates, Cost $1,006,563)(b)(d)(e)	1,008,750
	Suburban Propane Partners, L.P. / Suburban Energy Finance Corp.
500,000	5.500%, 06/01/2024	505,000
1,000,000	5.875%, 03/01/2027	995,000
	WildHorse Resource Development Corp.
3,500,000	6.875%, 02/01/2025 (Acquired Various Dates, Cost $3,458,780)(d)(e)	3,504,375
		14,899,281
	Total Energy (Cost $16,863,217)	17,327,319
FINANCIALS — 2.46%
	Capital Markets — 0.66%
	MSCI Inc.
1,500,000	5.250%, 11/15/2024 (Acquired 11/05/2014, Cost $1,500,000)(d)(e)	1,605,000
	Diversified Financial Services — 1.80%
	Cogent Communications Finance Inc.
3,000,000	5.625%, 04/15/2021 (Acquired Various Dates, Cost $2,973,750)(d)(e)	3,082,500
	Cott Holdings, Inc.
1,250,000	5.500%, 04/01/2025 (Acquired Various Dates, Cost $1,249,500)(d)(e)	1,306,250
		4,388,750
	Total Financials (Cost $5,723,250)	5,993,750
HEALTH CARE — 3.92%
	Health Care Equipment & Supplies — 0.42%
	Alere, Inc.
1,000,000	6.500%, 06/15/2020	1,020,000
	Health Care Providers & Services — 0.86%
	Centene Corp.
1,500,000	5.625%, 02/15/2021	1,564,050
500,000	6.125%, 02/15/2024	541,875
		2,105,925
	Pharmaceuticals — 2.64%
	Endo Finance LLC
4,500,000	5.750%, 01/15/2022 (Acquired Various Dates, Cost $4,424,564)(d)(e)	3,971,250
	Horizon Pharma, Inc.
1,500,000	6.625%, 05/01/2023	1,470,000

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Valeant Pharmaceuticals International, Inc.
$1,000,000	5.375%, 03/15/2020 (Acquired 03/30/2017, Cost $922,402)(b)(d)(e)	$1,002,500
		6,443,750
	Total Health Care (Cost $9,755,304)	9,569,675
INDUSTRIALS — 14.30%
	Aerospace & Defense — 3.74%
	KLX Inc.
2,000,000	5.875%, 12/01/2022 (Acquired 11/21/2014, Cost $2,000,000)(d)(e)	2,102,900
	TransDigm, Inc.
2,000,000	5.500%, 10/15/2020	2,032,500
250,000	6.000%, 07/15/2022	260,000
500,000	6.375%, 06/15/2026	513,440
	Triumph Group Inc.
4,000,000	4.875%, 04/01/2021	3,962,000
250,000	5.250%, 06/01/2022	245,625
		9,116,465
	Commercial Services & Supplies — 3.89%
	Covanta Holding Corp.
250,000	5.875%, 03/01/2024	248,750
1,500,000	5.875%, 07/01/2025	1,479,375
	KAR Auction Services, Inc.
500,000	5.125%, 06/01/2025 (Acquired 05/22/2017, Cost $500,000)(d)(e)	521,250
	LSC Communications, Inc.
2,000,000	8.750%, 10/15/2023 (Acquired Various Dates, Cost $2,068,125)(d)(e)	2,067,500
	Mobile Mini, Inc.
1,000,000	5.875%, 07/01/2024	1,050,000
	Quad Graphics, Inc.
4,000,000	7.000%, 05/01/2022	4,120,000
		9,486,875
	Construction & Engineering — 1.09%
	Great Lakes Dredge & Dock Corp.
1,500,000	8.000%, 05/15/2022	1,563,750
	Tutor Perini Corp.
1,000,000	6.875%, 05/01/2025 (Acquired 04/12/2017, Cost $1,000,000)(d)(e)	1,087,500
		2,651,250
	Electrical Equipment — 1.51%
	General Cable Corp.
1,000,000	5.750%, 10/01/2022	1,009,400
	Monitronics International Inc.
3,000,000	9.125%, 04/01/2020	2,685,000
		3,694,400
	Professional Services — 1.54%
	FTI Consulting, Inc.
3,625,000	6.000%, 11/15/2022	3,756,406
	Trading Companies & Distributors — 2.53%
	Fly Leasing Ltd.
2,000,000	6.750%, 12/15/2020(b)	2,087,500
2,000,000	6.375%, 10/15/2021(b)	2,097,500
2,000,000	0.000%, 10/15/2024(b)	2,000,000
		6,185,000
	Total Industrials (Cost $34,407,621)	34,890,396

SHARES OR FACE AMOUNT		FAIR VALUE*
INFORMATION TECHNOLOGY — 7.87%
	Diversified Telecommunication Services — 0.93%
	CCO Holdings LLC / CCO Holdings Capital Corp.
$2,200,000	5.250%, 03/15/2021	$2,267,375
	Electronic Equipment, Instruments & Components — 0.44%
	Anixter Inc.
500,000	5.625%, 05/01/2019	526,875
500,000	5.125%, 10/01/2021	540,000
		1,066,875
	Internet Software & Services — 2.98%
	Bankrate Inc.
6,000,000	6.125%, 08/15/2018(c)(e)	6,016,500
	j2 Cloud Services LLC / j2 Global Co-Obligor, Inc.
1,200,000	6.000%, 07/15/2025 (Acquired Various Dates, Cost $1,212,000)(d)(e)	1,261,500
		7,278,000
	IT Services — 0.81%
	ServiceSource International Inc.
2,000,000	1.500%, 08/01/2018	1,967,500
	Software — 2.29%
	ACI Worldwide, Inc.
1,250,000	6.375%, 08/15/2020(c)(e)	1,274,062
	Nuance Communications, Inc.
3,000,000	6.000%, 07/01/2024	3,263,400
	SS&C Technologies Holdings, Inc.
1,000,000	5.875%, 07/15/2023	1,060,425
		5,597,887
	Software & Services — 0.42%
	Cardtronics plc
1,000,000	5.500%, 05/01/2025 (Acquired 03/30/2017, Cost $1,000,000)(d)(e)	1,025,515
	Total Information Technology (Cost $18,613,871)	19,203,152
MATERIALS — 1.98%
	Chemicals — 1.87%
	A. Schulman, Inc.
2,000,000	6.875%, 06/01/2023	2,085,000
	GCP Applied Technologies Inc
1,250,000	9.500%, 02/01/2023 (Acquired Various Dates, Cost $1,298,774)(d)(e)	1,415,625
	Kraton Polymers LLC / Kraton Polymers Capital Corp.
1,000,000	7.000%, 04/15/2025 (Acquired 03/17/2017, Cost $1,000,000)(d)(e)	1,077,500
		4,578,125
	Metals & Mining — 0.11%
	Commercial Metals Co.
250,000	5.375%, 07/15/2027	263,125
	Total Materials (Cost $4,489,119)	4,841,250
TELECOMMUNICATION SERVICES — 2.65%
	Broadcast Media — 1.07%
	Nexstar Broadcasting, Inc.
2,000,000	6.125%, 02/15/2022 (Acquired Various Dates, Cost $1,995,000)(d)(e)	2,095,000
500,000	5.625%, 08/01/2024 (Acquired 07/13/2016, Cost $500,000)(d)(e)	518,750
		2,613,750

Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
TELECOMMUNICATION SERVICES (Continued)
	Diversified Telecommunication Services — 1.58%
	Consolidated Communications Inc
$4,000,000	6.500%, 10/01/2022	$3,865,000
	Total Telecommunication Services (Cost $6,295,094)	6,478,750
TOTAL CORPORATE BONDS (COST $141,516,336)		147,293,826
BANK LOANS — 18.37%
	Aerospace & Defense — 2.85%
4,962,500	DigitalGlobe Inc. — Term Loan B (1 Month LIBOR USD + 2.750%)(c)	4,966,644
1,555,198	TransDigm, Inc. — Term Loan G (1 Month LIBOR USD + 3.000%) (Acquired 08/16/2017, Cost $1,551,310)(d)	1,559,576
439,802	TransDigm, Inc. — Term Loan G (3 Month LIBOR USD + 3.000%) (Acquired 08/16/2017, Cost $438,703))(d)	441,040
		6,526,220
	Building Products — 1.23%
2,982,374	Builders FirstSource, Inc. — Term Loan B (3 Month LIBOR USD + 3.000%) (Acquired Various Dates, Cost $2,980,782)(d)	2,995,422
	Capital Goods — 2.87%
5,000,000	Maxar Technologies Ltd. — Term Loan B (Acquired 07/07/2017, Cost $4,975,000)(d)	5,011,875
1,970,150	SiteOne Landscape Supply Holding LLC (1 Month LIBOR USD + 3.500%) (Acquired 05/10/2016, Cost $1,981,095)(d)	1,984,315
		6,996,190
	Chemicals — 1.00%
440,141	Kraton Polymers LLC (1 Month LIBOR USD + 3.000%) (Acquired 04/21/2016, Cost $423,916)(d)	446,331
1,975,075	Nexeo Solutions, Inc. — Term Loan B (3 Month LIBOR USD + 3.750%) (Acquired Various Dates, Cost $1,980,207)(d)	1,991,527
		2,437,858
	Energy — 0.72%
1,750,000	Green Plains Inc. — Term Loan B (1 Week LIBOR USD + 5.500%) (Acquired 08/18/2017, Cost $1,732,500)(d)	1,757,289
	Food Products — 1.42%
2,473,759	Amplify Snack Brands, Inc. (1 Month LIBOR USD + 5.500%)(c)	2,451,075
1,000,000	Atkins Nutritionals Holdings, Inc. (3 Month LIBOR USD + 4.000%) (Acquired 07/12/2017, Cost $1,007,437)(d)	1,008,750
		3,459,825
	Health Care Equipment & Supplies — 0.71%
1,709,789	Catalent, Inc. (1 Month LIBOR USD + 2.750%)(c)	1,724,485
	Hotels, Restaurants & Leisure — 0.82%
1,496,582	Planet Fitness Holdings, LLC — Term Loan B (1 Month LIBOR USD + 3.000%) (Acquired 03/07/2017, Cost $1,507,972)(d)	1,508,427
488,381	Planet Fitness Holdings, LLC — Term Loan B (3 Month LIBOR USD + 3.000%) (Acquired 03/07/2017, Cost $492,097)(d)	492,246
		2,000,673
	Machinery — 0.41%
1,000,000	Welbilt, Inc. — Term Loan B (1 Month LIBOR USD + 2.750%) (Acquired 08/18/2017, Cost $1,000,000)(d)	1,007,705

SHARES OR FACE AMOUNT		FAIR VALUE*
	Media — 0.45%
$100,000	CBS Radio Inc. — Term Loan B (Acquired 03/02/2017, Cost $100,000)(d)	$100,375
1,000,000	The E.W. Scripps Co. (Acquired 08/18/2017, Cost $998,750)(d)	1,005,005
		1,105,380
	Pharmaceuticals — 5.30%
5,915,783	Akorn, Inc. — Term Loan B (1 Month LIBOR USD + 4.250%) (Acquired Various Dates, Cost $5,842,596)(d)	6,004,520
2,495,000	Horizon Pharma, Inc. (1 Month LIBOR USD + 3.750%) (Acquired Various Dates, Cost $2,500,888)(d)	2,521,509
1,000,000	Innoviva, Inc. — Term Loan B (3 Month LIBOR USD + 4.500%) (Acquired 08/15/2017, Cost $1,009,772)(d)	1,012,500
3,326,675	Valeant Pharmaceuticals International, Inc. (1 Month LIBOR USD + 4.750%) (Acquired Various Dates, Cost $3,313,350)(d)	3,389,733
		12,928,262
	Software & Services — 0.39%
933,333	Blucora, Inc. (3 Month LIBOR USD + 3.750%) (Acquired 04/21/2017, Cost $928,667)(d)	941,500
	Technology Hardware & Equipment — 0.20%
493,750	KEMET Corp. — Term Loan B (1 Month LIBOR USD + 6.000%) (Acquired 06/30/2017, Cost $497,265)(d)	496,836
TOTAL BANK LOANS (COST $44,369,964)		44,818,685
SHORT TERM INVESTMENT — 7.97%
INVESTMENT COMPANY — 7.97%
19,453,473	Fidelity Institutional Money Market Fund — Government Portfolio — Class I — 0.91%(f)	19,453,473
	Total Investment Company	19,453,473
TOTAL SHORT TERM INVESTMENT (COST $19,453,473)		19,453,473
TOTAL INVESTMENTS — 102.50% (COST $239,969,396)		250,122,721
Liabilities in Excess of Other Assets — (2.50)%		(6,089,893)
TOTAL NET ASSETS — 100.00%		$244,032,828

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $17,432,592 (7.14% of net assets) at September 30, 2017.

  (c)  These securities are deemed illiquid. The total value of these securities amounted to $23,546,541 (9.65% of net assets) at September 30, 2017.

  (d)  Restricted security deemed liquid. The total value of these securities amounted to $92,901,725 (38.07% of net assets) at September 30, 2017.

  (e)  144A Securities. The total value of these securities amounted to $66,094,556 (27.08% of net assets) at September 30, 2017.

  (f)  The rate quoted is the annualized seven-day effective yield as of September 30, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo International Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 90.69%
BELGIUM — 0.93%
	Beverages — 0.93%
19,000	Anheuser-Busch InBev SA/NV	$2,274,790
	Total Belgium (Cost $1,902,411)	2,274,790
BRAZIL — 0.77%
	Beverages — 0.77%
288,400	Ambev SA — ADR	1,900,556
	Total Brazil (Cost $1,538,935)	1,900,556
CANADA — 1.55%
	Road & Rail — 1.55%
46,000	Canadian National Railway Co.	3,811,100
	Total Canada (Cost $3,097,427)	3,811,100
CAYMAN ISLANDS — 0.83%
	Electronic Equipment, Instruments & Components — 0.83%
55,300	Fabrinet(a)	2,049,418
	Total Cayman Islands (Cost $2,236,222)	2,049,418
FINLAND — 0.62%
	Leisure Products — 0.62%
57,000	Amer Sports Oyj	1,511,736
	Total Finland (Cost $1,577,187)	1,511,736
FRANCE — 16.41%
	Beverages — 1.21%
21,500	Pernod Ricard SA	2,974,323
	Chemicals — 1.02%
18,820	Air Liquide SA	2,510,149
	Electrical Equipment — 1.20%
34,000	Schneider Electric SE	2,958,776
	Food Products — 1.79%
27,503	Naturex(a)(b)	3,114,038
14,280	Vilmorin & Cie S.A.	1,282,854
		4,396,892
	Health Care Equipment & Supplies — 0.74%
26,341	Sartorius Stedim Biotech	1,824,350
	Hotels, Restaurants & Leisure — 1.58%
78,000	Accor SA	3,875,109
	Internet Software & Services — 0.37%
21,800	Criteo SA — ADR(a)	904,700
	Life Sciences Tools & Services — 1.08%
4,200	Eurofins Scientific SE	2,653,729
	Media — 1.27%
44,500	Publicis Groupe SA	3,107,795
	Software — 1.65%
40,000	Dassault Systemes SE	4,046,330

SHARES OR FACE AMOUNT		FAIR VALUE*
FRANCE (Continued)
	Textiles, Apparel & Luxury Goods — 4.50%
17,000	Kering	$6,772,072
15,500	LVMH Moet Hennessy Louis Vuitton SE	4,276,651
		11,048,723
	Total France (Cost $29,688,140)	40,300,876
GERMANY — 25.06%
	Chemicals — 3.77%
24,000	Linde A.G.	5,005,082
56,000	Symrise AG	4,253,776
		9,258,858
	Construction Materials — 1.74%
41,500	HeidelbergCement AG	4,265,755
	Electronic Equipment, Instruments & Components — 1.53%
113,711	Jenoptik AG	3,767,744
1,000	PA Power Automation AG(a)	1,534
		3,769,278
	Health Care Equipment & Supplies — 1.48%
69,525	Carl Zeiss Meditec AG	3,629,088
	Health Care Providers & Services — 2.40%
73,000	Fresenius SE & Co. KGaA	5,888,488
	Hotels, Restaurants & Leisure — 0.22%
20,000	Vapiano SE(a)	543,671
	Household Products — 1.78%
35,900	Henkel AG & Co. KGaA	4,368,166
	Industrial Conglomerates — 1.70%
29,700	Siemens A.G. — ADR	4,184,186
	Insurance — 0.84%
9,700	Muenchener Rueckversicherungs-Gesellschaft AG.	2,073,904
	IT Services — 2.01%
54,000	Wirecard AG	4,940,480
	Media — 0.36%
20,000	CTS Eventim AG & Co. KGaA	872,946
	Pharmaceuticals — 2.06%
36,000	Bayer AG — ADR	1,231,920
28,000	Bayer AG	3,815,625
		5,047,545
	Software — 2.65%
59,300	SAP SE — ADR	6,502,245
	Textiles, Apparel & Luxury Goods — 1.77%
19,200	adidas AG	4,343,316
	Trading Companies & Distributors — 0.75%
33,000	Brenntag AG	1,837,602
	Total Germany (Cost $38,677,013)	61,525,528

Buffalo International Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HONG KONG — 3.35%
	Industrial Conglomerates — 2.79%
300,000	Beijing Enterprise Holdings Ltd.	$1,612,986
44,184	Jardine Matheson Holding Ltd.	2,799,498
56,695	Jardine Strategic Holdings Ltd.	2,449,224
		6,861,708
	Specialty Retail — 0.56%
630,750	L'Occitane International SA	1,369,440
	Total Hong Kong (Cost $6,969,225)	8,231,148
INDIA — 1.32%
	Banks — 1.32%
378,180	ICICI Bank Ltd. — ADR	3,237,221
	Total India (Cost $3,620,595)	3,237,221
IRELAND — 1.59%
	Pharmaceuticals — 1.59%
19,000	Allergan plc	3,894,050
	Total Ireland (Cost $3,292,003)	3,894,050
ITALY — 3.38%
	Beverages — 2.18%
740,000	Davide Campari — Milano S.p.A.	5,370,051
	Internet & Direct Marketing Retail — 1.20%
75,000	Yoox Net-A-Porter Group SpA(a)	2,940,255
	Total Italy (Cost $4,891,302)	8,310,306
JAPAN — 5.78%
	Beverages — 0.53%
32,000	Asahi Group Holdings Ltd.	1,295,641
	Electronic Equipment, Instruments & Components — 3.05%
25,000	Murata Manufacturing Co., Ltd.	3,674,739
75,000	Omron Corp.	3,819,151
		7,493,890
	Internet & Direct Marketing Retail — 1.05%
81,000	START TODAY Co., LTD.	2,566,230
	Machinery — 1.15%
14,000	FANUC Corp.	2,835,459
	Total Japan (Cost $9,595,045)	14,191,220
MEXICO — 0.34%
	Beverages — 0.34%
500,000	Becle, S.A.B. de C.V.(a)	838,550
	Total Mexico (Cost $834,141)	838,550
NETHERLANDS — 5.30%
	Internet Software & Services — 0.22%
50,810	Trivago N.V. — ADR(a)	551,289
	IT Services — 1.81%
87,499	InterXion Holding NV(a)	4,456,324

SHARES OR FACE AMOUNT		FAIR VALUE*
NETHERLANDS (Continued)
	Personal Products — 1.68%
69,700	Unilever N.V. — NY Shares — ADR	$4,115,088
	Semiconductors & Semiconductor Equipment — 1.59%
22,741	ASML Holding NV — NY Shares — ADR	3,893,259
	Total Netherlands (Cost $6,524,514)	13,015,960
NORWAY — 1.65%
	Commercial Services & Supplies — 1.17%
192,000	Tomra Systems ASA	2,880,784
	Diversified Telecommunication Services — 0.48%
56,000	Telenor ASA	1,184,054
	Total Norway (Cost $2,699,747)	4,064,838
REPUBLIC OF KOREA — 0.73%
	Semiconductors & Semiconductor Equipment — 0.73%
800	Samsung Electronic Co., Ltd.	1,790,894
	Total Republic of Korea (Cost $894,090)	1,790,894
SINGAPORE — 2.15%
	Semiconductors & Semiconductor Equipment — 2.15%
21,770	Broadcom Ltd.	5,280,096
	Total Singapore (Cost $736,033)	5,280,096
SPAIN — 1.37%
	Biotechnology — 0.52%
57,900	Grifols SA — ADR	1,267,431
	Specialty Retail — 0.85%
55,500	Industria de Diseno Textil, S.A.	2,091,499
	Total Spain (Cost $2,228,551)	3,358,930
SWITZERLAND — 6.25%
	Building Products — 0.42%
1,000	dormakaba Holding AG	1,019,776
	Capital Markets — 1.28%
53,337	Julius Baer Group Ltd.	3,156,101
	Construction Materials — 1.15%
48,500	LafargeHolcim Ltd.	2,834,822
	Insurance — 1.29%
35,000	Swiss Re AG	3,169,825
	Pharmaceuticals — 1.03%
23,000	Roche Holding AG — ADR	736,000
7,000	Roche Holding AG	1,786,957
		2,522,957
	Specialty Retail — 1.08%
16,700	Dufry AG(a)	2,652,409
	Total Switzerland (Cost $14,137,006)	15,355,890

Buffalo International Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
TAIWAN, PROVINCE OF CHINA — 2.47%
	Semiconductors & Semiconductor Equipment — 2.47%
161,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	$6,056,101
	Total Taiwan, Province of China (Cost $2,178,768)	6,056,101
UNITED KINGDOM — 8.84%
	Beverages — 1.31%
24,300	Diageo PLC — ADR	3,210,759
	Health Care Equipment & Supplies — 1.19%
80,100	Smith & Nephew plc — ADR	2,915,640
	Hotels, Restaurants & Leisure — 2.20%
63,264	InterContinental Hotels Group PLC	3,346,862
40,800	Whitbread PLC	2,058,944
		5,405,806
	Insurance — 2.02%
34,000	Aon PLC	4,967,400
	Media — 1.21%
90,600	Liberty Global PLC — Series C(a)	2,962,620
	Textiles, Apparel & Luxury Goods — 0.91%
95,000	Burberry Group PLC	2,240,476
	Total United Kingdom (Cost $18,036,418)	21,702,701
TOTAL COMMON STOCKS (COST $155,354,773)		222,701,909
SHORT TERM INVESTMENTS — 11.74%
INVESTMENT COMPANY — 11.74%
23,900,000	Fidelity Institutional Money Market Fund — Government Portfolio — Class I — 0.91%(c)	23,900,000
4,923,014	The STIT-Treasury Portfolio — Institutional Class — 0.89%(c)	4,923,014
	Total Investment Company	28,823,014
TOTAL SHORT TERM INVESTMENTS (COST $28,823,014)		28,823,014
TOTAL INVESTMENTS — 102.43% (COST $184,177,787)		251,524,923
Liabilities in Excess of Other Assets — (2.43)%		(5,969,181)
TOTAL NET ASSETS — 100.00%		$245,555,742

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  A portion of this security is deemed illiquid. The total value of the illiquid portion of this security amounted to $774,688 (0.32% of net assets) at September 30, 2017.

  (c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

As of September 30, 2017, the industry diversification was as follows:

	Fair Value	Percentage
Common Stocks
Banks	$3,237,221	1.32%
Beverages	17,864,670	7.27%
Biotechnology	1,267,431	0.52%
Building Products	1,019,776	0.42%
Capital Markets	3,156,101	1.28%
Chemicals	11,769,007	4.79%
Commercial Services & Supplies	2,880,783	1.17%
Construction Materials	7,100,577	2.89%
Diversified Telecommunication Services	1,184,054	0.48%
Electrical Equipment	2,958,776	1.20%
Electronic Equipment, Instruments & Components	13,312,586	5.42%
Food Products	4,396,892	1.79%
Health Care Equipment & Supplies	8,369,078	3.41%
Health Care Providers & Services	5,888,488	2.40%
Hotels, Restaurants & Leisure	9,824,586	4.00%
Household Products	4,368,166	1.78%
Industrial Conglomerates	11,045,894	4.50%
Insurance	10,211,129	4.16%
Internet & Direct Marketing Retail	5,506,485	2.24%
Internet Software & Services	1,455,989	0.59%
IT Services	9,396,804	3.83%
Leisure Products	1,511,736	0.62%
Life Sciences Tools & Services	2,653,729	1.08%
Machinery	2,835,459	1.15%
Media	6,943,361	2.83%
Personal Products	4,115,088	1.68%
Pharmaceuticals	11,464,552	4.67%
Road & Rail	3,811,100	1.55%
Semiconductors & Semiconductor Equipment	17,020,350	6.93%
Software	10,548,575	4.30%
Specialty Retail	6,113,348	2.49%
Textiles, Apparel & Luxury Goods	17,632,516	7.18%
Trading Companies & Distributors	1,837,602	0.75%
Total Common Stocks	222,701,909	90.69%
Short Term Investments
Investment Company	28,823,014	11.74%
Total Short Term Investments	28,823,014	11.74%
Total Investments	251,524,923	102.43%
Liabilities in Excess of Other Assets	(5,969,181)	(2.43)%
TOTAL NET ASSETS	$245,555,742	100.00%

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 94.19%
CONSUMER DISCRETIONARY — 17.68%
	Hotels, Restaurants & Leisure — 2.44%
3,125	Chipotle Mexican Grill, Inc.(a)	$961,969
6,355	Marriott International, Inc. — Class A	700,702
		1,662,671
	Internet & Direct Marketing Retail — 6.20%
3,210	Amazon.com, Inc.(a)	3,085,933
625	The Priceline Group Inc.(a)	1,144,263
		4,230,196
	Media — 0.94%
1,759	Charter Communications, Inc. — Class A(a)	639,256
	Multiline Retail — 1.33%
11,200	Dollar General Corp.	907,760
	Specialty Retail — 5.50%
20,100	Lowe's Companies, Inc.	1,606,794
4,200	O'Reilly Automotive, Inc.(a)	904,554
16,800	The TJX Companies, Inc.	1,238,664
		3,750,012
	Textiles, Apparel & Luxury Goods — 1.27%
15,500	Luxottica Group S.p.A. — ADR(b)	863,815
	Total Consumer Discretionary (Cost $8,663,081)	12,053,710
CONSUMER STAPLES — 2.65%
	Food & Staples Retailing — 1.68%
14,100	CVS Health Corp.	1,146,612
	Personal Products — 0.97%
6,150	The Estee Lauder Companies Inc. — Class A	663,216
	Total Consumer Staples (Cost $1,717,394)	1,809,828
ENERGY — 3.15%
	Energy Equipment & Services — 3.15%
30,779	Schlumberger Ltd.(b)	2,147,143
	Total Energy (Cost $2,038,394)	2,147,143
FINANCIALS — 8.36%
	Capital Markets — 8.36%
13,200	CME Group Inc.	1,790,976
22,875	Intercontinental Exchange, Inc.	1,571,512
8,800	S&P Global, Inc.	1,375,528
10,600	T. Rowe Price Group Inc.	960,890
	Total Financials (Cost $3,435,273)	5,698,906
HEALTH CARE — 17.77%
	Biotechnology — 8.79%
16,300	Alnylam Pharmaceuticals, Inc.(a)	1,915,087
3,750	Biogen Idec Inc.(a)	1,174,200
25,525	Portola Pharmaceuticals, Inc.(a)	1,379,116
9,950	Shire — ADR(b)	1,523,743
		5,992,146

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
	Health Care Equipment & Supplies — 5.04%
13,900	Danaher Corp.	$1,192,342
20,300	Dentsply Sirona Inc.	1,214,143
13,200	Medtronic, PLC(b)	1,026,564
		3,433,049
	Health Care Technology — 1.92%
10,550	athenahealth Inc.(a)	1,311,998
	Pharmaceuticals — 2.02%
43,000	Roche Holding AG — ADR(b)	1,376,000
	Total Health Care (Cost $11,330,432)	12,113,193
INDUSTRIALS — 11.11%
	Air Freight & Logistics — 2.49%
14,150	United Parcel Service, Inc. — Class B	1,699,274
	Airlines — 1.26%
17,800	Delta Air Lines, Inc.	858,316
	Commercial Services & Supplies — 3.49%
14,000	Stericycle, Inc.(a)	1,002,680
17,600	Waste Management, Inc.	1,377,552
		2,380,232
	Industrial Conglomerates — 2.02%
9,700	Honeywell International, Inc.	1,374,878
	Road & Rail — 1.85%
11,600	Kansas City Southern	1,260,688
	Total Industrials (Cost $6,455,929)	7,573,388
INFORMATION TECHNOLOGY — 30.89%
	Internet Software & Services — 9.51%
2,845	Alphabet, Inc. — Class A(a)	2,770,234
1,148	Alphabet, Inc. — Class C(a)	1,101,058
15,300	Facebook, Inc. — Class A(a)	2,614,311
		6,485,603
	IT Services — 4.85%
7,050	Alliance Data Systems Corp.	1,561,927
16,600	Visa Inc. — Class A	1,746,984
		3,308,911
	Semiconductors & Semiconductor Equipment — 4.08%
43,100	Intel Corp.	1,641,248
22,015	QUALCOMM, Inc.	1,141,258
		2,782,506
	Software — 9.04%
8,600	Electronic Arts Inc.(a)	1,015,316
40,100	Microsoft Corp.	2,987,049
22,840	Oracle Corp.	1,104,314
9,500	Red Hat, Inc.(a)	1,053,170
		6,159,849
	Technology Hardware, Storage & Peripherals — 3.41%
15,095	Apple Inc.	2,326,441
	Total Information Technology (Cost $13,715,039)	21,063,310

Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
MATERIALS — 2.58%
	Chemicals — 2.58%
12,600	Praxair, Inc.	$1,760,724
	Total Materials (Cost $1,437,618)	1,760,724
TOTAL COMMON STOCKS (COST $48,793,160)		64,220,202
REAL ESTATE INVESTMENT TRUST (REIT) — 1.84%
REAL ESTATE — 1.84%
2,811	Equinix Inc.	1,254,549
	Total Real Estate (Cost $471,786)	1,254,549
TOTAL REIT (COST $471,786)		1,254,549
SHORT TERM INVESTMENT — 3.92%
INVESTMENT COMPANY — 3.92%
2,669,615	Fidelity Institutional Money Market Fund — Government Portfolio — Class I — 0.91%(c)	2,669,615
	Total Investment Company	2,669,615
TOTAL SHORT TERM INVESTMENT (COST $2,669,615)		2,669,615
TOTAL INVESTMENTS — 99.95% (COST $51,934,561)		68,144,366
Other Assets in Excess of Liabilities — 0.05%		32,116
TOTAL NET ASSETS — 100.00%		$68,176,482

ADR — American Depositary Receipt

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $6,937,265 (10.18% of net assets) at September 30, 2017.

  (c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 90.76%
CONSUMER DISCRETIONARY — 14.23%
	Distributors — 1.49%
79,665	LKQ Corp.(a)	$2,867,143
	Hotels, Restaurants & Leisure — 2.67%
32,500	Hilton Worldwide Holdings Inc.	2,257,125
46,925	Six Flags Entertainment Corp.	2,859,609
		5,116,734
	Household Durables — 1.28%
9,890	Mohawk Industries, Inc.(a)	2,447,874
	Internet & Direct Marketing Retail — 1.31%
17,437	Expedia, Inc.	2,509,882
	Internet Software & Services — 0.63%
157,340	Pandora Media Inc.(a)	1,211,518
	Leisure Products — 1.08%
19,885	Polaris Industries Inc.	2,080,568
	Media — 1.78%
50,993	Lions Gate Entertainment Corp. — Class A(a)(b)	1,705,716
53,513	Lions Gate Entertainment Corp. — Class B(a)(b)	1,701,178
		3,406,894
	Multiline Retail — 1.15%
25,490	Dollar Tree, Inc.(a)	2,213,042
	Specialty Retail — 1.09%
21,105	Advance Auto Parts, Inc.	2,093,616
	Textiles, Apparel & Luxury Goods — 1.75%
79,430	Hanesbrands, Inc.	1,957,155
92,790	Under Armour, Inc. — Class C(a)	1,393,706
		3,350,861
	Total Consumer Discretionary (Cost $23,155,042)	27,298,132
CONSUMER STAPLES — 4.44%
	Beverages — 1.11%
10,685	Constellation Brands, Inc. — Class A(a)	2,131,123
	Food Products — 2.22%
15,450	Ingredion, Inc.	1,863,888
35,355	TreeHouse Foods, Inc.(a)	2,394,594
		4,258,482
	Personal Products — 1.11%
94,110	e.l.f. Beauty, Inc.(a)	2,122,181
	Total Consumer Staples (Cost $8,284,599)	8,511,786
ENERGY — 3.41%
	Energy Equipment & Services — 2.48%
106,730	Forum Energy Technologies Inc.(a)	1,697,007
70,675	TechnipFMC plc(a)(b)	1,973,246
35,435	US Silica Holdings, Inc.	1,100,965
		4,771,218
	Oil, Gas & Consumable Fuels — 0.93%
130,310	Jagged Peak Energy Inc.(a)	1,780,035
	Total Energy (Cost $6,921,008)	6,551,253

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
FINANCIALS — 10.55%
	Capital Markets — 10.55%
25,910	CME Group Inc.	$3,515,469
50,205	Financial Engines Inc.	1,744,624
8,685	MarketAxess Holdings, Inc.	1,602,469
19,110	Moody's Corp.	2,660,303
24,875	MSCI, Inc.	2,907,887
28,000	Northern Trust Corp.	2,574,040
50,940	Oaktree Capital Group LLC	2,396,727
46,715	SEI Investments Co.	2,852,418
	Total Financials (Cost $9,874,859)	20,253,937
HEALTH CARE — 14.38%
	Biotechnology — 2.08%
16,830	Ligand Pharmaceuticals Inc.(a)	2,291,405
31,675	Portola Pharmaceuticals, Inc.(a)	1,711,400
		4,002,805
	Health Care Equipment & Supplies — 3.95%
42,835	Dentsply Sirona Inc.	2,561,961
22,050	Edwards Lifesciences Corp.(a)	2,410,286
28,690	Nevro Corp.(a)	2,607,347
		7,579,594
	Health Care Providers & Services — 1.50%
23,905	AmerisourceBergen Corp.	1,978,139
17,685	HealthEquity, Inc.(a)	894,507
		2,872,646
	Health Care Technology — 1.52%
40,825	Cerner Corp.(a)	2,911,639
	Life Sciences Tools & Services — 3.31%
27,890	Bio-Techne Corp.	3,371,622
5,065	Illumina, Inc.(a)	1,008,948
37,565	INC Research Holdings, Inc. — Class A(a)	1,964,649
		6,345,219
	Pharmaceuticals — 2.02%
60,905	Zoetis Inc	3,883,303
	Total Health Care (Cost $22,530,186)	27,595,206
INDUSTRIALS — 16.88%
	Airlines — 1.14%
45,500	Delta Air Lines, Inc.	2,194,010
	Building Products — 2.24%
58,815	Masco Corp.	2,294,373
22,190	Trex Co., Inc.(a)	1,998,654
		4,293,027
	Commercial Services & Supplies — 1.49%
39,800	Stericycle, Inc.(a)	2,850,476
	Electrical Equipment — 2.39%
11,412	Acuity Brands, Inc.	1,954,647
39,700	AMETEK, Inc.	2,621,788
		4,576,435

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Machinery — 2.68%
17,395	Nordson Corp.	$2,061,308
49,180	Xylem, Inc.	3,080,143
		5,141,451
	Professional Services — 4.53%
19,085	Equifax Inc.	2,022,819
71,675	Nielsen Holdings PLC(b)	2,970,929
44,480	Verisk Analytics, Inc(a)	3,700,291
		8,694,039
	Road & Rail — 1.54%
27,205	Kansas City Southern	2,956,639
	Trading Companies & Distributors — 0.87%
46,415	HD Supply Holdings, Inc.(a)	1,674,189
	Total Industrials (Cost $25,184,892)	32,380,266
INFORMATION TECHNOLOGY — 22.47%
	Communications Equipment — 1.22%
19,350	F5 Networks, Inc.(a)	2,332,836
	Electronic Equipment, Instruments & Components — 1.28%
12,400	Cognex Corp.	1,367,472
25,660	National Instruments Corp.	1,082,082
		2,449,554
	Internet Software & Services — 3.45%
47,400	Akamai Technologies, Inc.(a)	2,309,328
8,160	CoStar Group, Inc.(a)	2,188,920
19,365	LogMeIn, Inc.	2,131,118
		6,629,366
	IT Services — 2.88%
29,080	Fidelity National Information Services, Inc.	2,715,781
95,700	Sabre Corp.	1,732,170
31,730	Teradata Corp.(a)	1,072,157
		5,520,108
	Semiconductors & Semiconductor Equipment — 4.98%
33,955	Analog Devices, Inc.	2,925,902
44,170	Cavium, Inc.(a)	2,912,570
54,710	Inphi Corp.(a)	2,171,440
14,600	KLA-Tencor Corp.	1,547,600
		9,557,512
	Software — 7.98%
35,410	Aspen Technology, Inc.(a)	2,224,102
17,615	CommVault Systems, Inc.(a)	1,070,992
17,840	Electronic Arts Inc.(a)	2,106,191
23,835	Guidewire Software Inc.(a)	1,855,793
63,355	RealPage, Inc.(a)	2,527,865
25,870	Red Hat, Inc.(a)	2,867,948
91,555	Zendesk, Inc.(a)	2,665,166
		15,318,057
	Technology Hardware, Storage & Peripherals — 0.68%
34,690	NCR Corp.(a)	1,301,569
	Total Information Technology (Cost $32,119,116)	43,109,002

Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
MATERIALS — 4.40%
	Chemicals — 3.23%
19,725	Air Products & Chemicals, Inc.	$2,982,815
35,975	FMC Corp.	3,212,927
		6,195,742
	Construction Materials — 1.17%
70,035	Summit Materials, Inc. — Class A(a)	2,243,221
	Total Materials (Cost $5,256,631)	8,438,963
TOTAL COMMON STOCKS (COST $133,326,333)		174,138,545
REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.43%
REAL ESTATE — 4.43%
76,770	CoreCivic, Inc.	2,055,133
29,565	Crown Castle International Corp.	2,955,909
7,819	Equinix Inc.	3,489,620
	Total Real Estate (Cost $5,920,969)	8,500,662
TOTAL REITS (COST $5,920,969)		8,500,662
SHORT TERM INVESTMENT — 5.10%
INVESTMENT COMPANY — 5.10%
9,790,192	Fidelity Institutional Money Market Fund — Government Portfolio — Class I — 0.91%(c)	9,790,192
	Total Investment Company	9,790,192
TOTAL SHORT TERM INVESTMENT (COST $9,790,192)		9,790,192
TOTAL INVESTMENTS — 100.29% (COST $149,037,494)		192,429,399
Liabilities in Excess of Other Assets — (0.29)%		(559,678)
TOTAL NET ASSETS — 100.00%		$191,869,721

PLC — Public Limited Company

  (a)  Non income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $8,351,069 (4.35% of net assets) at September 30, 2017.

  (c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

SHARES OR FACE AMOUNT		FAIR VALUE*
COMMON STOCKS — 95.21%
CONSUMER DISCRETIONARY — 11.93%
	Auto Components — 0.82%
157,285	Motorcar Parts of America, Inc.(a)	$4,633,616
	Hotels, Restaurants & Leisure — 1.28%
137,200	Dave & Buster's Entertainment, Inc.(a)	7,200,256
	Household Durables — 1.39%
120,320	Installed Building Products Inc(a)	7,796,736
	Internet Software & Services — 0.98%
712,115	Pandora Media Inc.(a)	5,483,286
	Media — 1.64%
406,725	IMAX Corp.(a)(b)	9,212,321
	Specialty Retail — 4.54%
312,565	At Home Group Inc.(a)	7,138,984
184,035	Five Below, Inc.(a)	10,099,841
147,700	Monro, Inc.	8,278,585
		25,517,410
	Textiles, Apparel & Luxury Goods — 1.28%
166,635	Steven Madden, Ltd.(a)	7,215,296
	Total Consumer Discretionary (Cost $56,817,633)	67,058,921
CONSUMER STAPLES — 4.50%
	Beverages — 1.49%
138,410	MGP Ingredients, Inc.	8,391,798
	Food Products — 1.70%
369,245	Hostess Brands, Inc.(a)	5,043,887
118,760	Snyder's-Lance, Inc.	4,529,506
		9,573,393
	Personal Products — 1.31%
326,510	e.l.f. Beauty, Inc.(a)	7,362,801
	Total Consumer Staples (Cost $23,997,244)	25,327,992
ENERGY — 1.54%
	Energy Equipment & Services — 1.54%
543,050	Forum Energy Technologies Inc.(a)	8,634,495
	Total Energy (Cost $7,727,165)	8,634,495
FINANCIALS — 3.73%
	Banks — 0.82%
140,775	Customers Bancorp, Inc.(a)	4,592,080
	Capital Markets — 2.91%
187,178	Financial Engines Inc.	6,504,435
180,690	Hamilton Lane Inc. — Class A	4,851,527
27,241	MarketAxess Holdings, Inc.	5,026,237
		16,382,199
	Total Financials (Cost $10,792,369)	20,974,279
HEALTH CARE — 23.77%
	Biotechnology — 7.09%
74,970	Deciphera Pharmaceuticals, Inc.(a)	1,423,680

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
HEALTH CARE (Continued)
252,180	Exact Sciences Corp.(a)	$11,882,722
68,785	Ligand Pharmaceuticals Inc.(a)	9,365,078
452,100	Natera, Inc.(a)	5,827,569
103,945	Portola Pharmaceuticals, Inc.(a)	5,616,148
149,275	Repligen Corp.(a)	5,720,218
		39,835,415
	Health Care Equipment & Supplies — 2.21%
106,668	Nevro Corp.(a)	9,693,988
287,385	Obalon Therapeutics, Inc.(a)(c)	2,738,779
		12,432,767
	Health Care Providers & Services — 2.01%
223,608	HealthEquity, Inc.(a)	11,310,093
	Health Care Technology — 4.01%
387,775	HMS Holdings Corp.(a)	7,701,211
121,845	Medidata Solutions, Inc.(a)	9,511,221
104,565	Omnicell, Inc.(a)	5,338,043
		22,550,475
	Life Sciences Tools & Services — 4.50%
177,705	Accelerate Diagnostics, Inc.(a)	3,989,477
92,415	Bio-Techne Corp.	11,172,050
66,940	Cambrex Corp.(a)	3,681,700
123,720	INC Research Holdings, Inc. — Class A(a)	6,470,556
		25,313,783
	Pharmaceuticals — 3.95%
318,960	Catalent, Inc.(a)	12,732,883
236,020	Supernus Pharmaceuticals Inc.(a)	9,440,800
		22,173,683
	Total Health Care (Cost $86,213,383)	133,616,216
INDUSTRIALS — 14.32%
	Aerospace & Defense — 1.07%
104,640	Hexcel Corp.(a)	6,008,429
	Air Freight & Logistics — 0.94%
280,200	Echo Global Logistics, Inc.(a)	5,281,770
	Building Products — 2.20%
97,065	Masonite International Corp.(a)(b)	6,716,898
62,570	Trex Co., Inc.(a)	5,635,680
		12,352,578
	Construction & Engineering — 2.43%
44,460	Dycom Industries, Inc.(a)	3,818,225
212,265	MasTec, Inc.(a)	9,849,096
		13,667,321
	Electrical Equipment — 1.96%
239,425	Generac Holdings, Inc.(a)	10,996,790
	Machinery — 2.20%
63,450	John Bean Technologies Corp.	6,414,795
391,245	Kornit Digital Ltd.(a)(b)	5,986,049
		12,400,844

SHARES OR FACE AMOUNT		FAIR VALUE*
INDUSTRIALS (Continued)
	Professional Services — 3.52%
53,925	ICF International, Inc.(a)	$2,909,254
175,590	Korn/Ferry International	6,923,513
163,960	WageWorks, Inc.(a)	9,952,372
		19,785,139
	Total Industrials (Cost $61,515,897)	80,492,871
INFORMATION TECHNOLOGY — 28.45%
	Electronic Equipment, Instruments & Components — 4.97%
30,290	Coherent, Inc.(a)	7,123,299
168,315	Fabrinet(a)(b)	6,237,754
121,945	II-VI, Inc.(a)	5,018,037
74,430	Universal Display Corp.	9,590,305
		27,969,395
	Internet Software & Services — 6.81%
519,915	Five9, Inc.(a)	12,425,968
66,480	LogMeIn, Inc.	7,316,124
348,386	Mimecast Ltd(a)(b)	9,901,130
289,670	Twilio Inc. — Class A(a)	8,646,650
		38,289,872
	IT Services — 1.13%
124,626	InterXion Holding NV(a)(b)	6,347,202
	Semiconductors & Semiconductor Equipment — 6.12%
206,655	Cavium, Inc.(a)	13,626,831
214,410	Inphi Corp.(a)	8,509,933
115,115	Monolithic Power Systems Inc	12,265,503
		34,402,267
	Software — 9.42%
365,255	8x8, Inc.(a)	4,930,942
162,265	CyberArk Software Ltd.(a)(b)	6,652,865
57,990	Ellie Mae, Inc.(a)	4,762,719
138,035	HubSpot, Inc.(a)	11,601,842
105,445	Paylocity Holding Corp.(a)	5,147,825
63,200	Take-Two Interactive Software, Inc.(a)	6,460,936
87,865	Varonis Systems, Inc.(a)	3,681,544
333,730	Zendesk, Inc.(a)	9,714,880
		52,953,553
	Total Information Technology (Cost $107,843,793)	159,962,289
MATERIALS — 3.27%
	Construction Materials — 3.27%
319,895	Summit Materials, Inc. — Class A(a)	10,246,237
106,755	US Concrete Inc.(a)	8,145,406
	Total Materials (Cost $13,709,229)	18,391,643
REAL ESTATE — 2.72%
	Real Estate Management & Development — 2.72%
111,640	Colliers International Group, Inc.(b)	5,548,508
79,460	FirstService Corp.(b)	5,229,263
114,490	HFF Inc. — Class A	4,529,224
	Total Real Estate (Cost $3,763,618)	15,306,995

Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*
TELECOMMUNICATION SERVICES — 0.98%
	Diversified Telecommunication Services — 0.98%
112,525	Cogent Communications Holdings Inc.	$5,502,472
	Total Telecommunication Services (Cost $3,291,594)	5,502,472
TOTAL COMMON STOCKS (COST $375,671,925)		535,268,173
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.51%
REAL ESTATE — 3.51%
352,195	CoreCivic, Inc.	9,428,260
174,815	CyrusOne Inc	10,301,848
	Total Real Estate (Cost $16,861,364)	19,730,108
TOTAL REITS (COST $16,861,364)		19,730,108
SHORT TERM INVESTMENT — 1.59%
INVESTMENT COMPANY — 1.59%
8,977,543	Fidelity Institutional Money Market Fund — Government Portfolio — Class I — 0.91%(d)	8,977,543
	Total Investment Company	8,977,543
TOTAL SHORT TERM INVESTMENT (COST $8,977,543)		8,977,543
TOTAL INVESTMENTS — 100.31% (Cost $401,510,832)		563,975,824
Liabilities in Excess of Other Assets — (0.31)%		(1,763,178)
TOTAL NET ASSETS — 100.00%		$562,212,646

  (a)  Non income producing.

  (b)  Foreign Issued Securities. The total value of these securities amounted to $61,831,990 (11.00% of net assets) at September 30, 2017.

  (c)  A portion of this security is deemed illiquid. The total value of the illiquid portion of this security amounted to $1,146,545 (0.20% of net assets) at September 30, 2017.

  (d)  The rate quoted is the annualized seven-day effective yield as of September 30, 2017.

  *  See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

This page intentionally left blank.

Statements of Assets and Liabilities

September 30, 2017 (Unaudited)

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
ASSETS:
Investments in securities, at cost:	$1,213,045,614	$49,859,861	$71,870,292	$575,311,127	$147,979,863
Total investments, at cost	$1,213,045,614	$49,859,861	$71,870,292	$575,311,127	$147,979,863
Investments in securities, at value:	$1,542,975,609	$62,035,132	$91,238,780	$747,747,834	$244,857,258
Cash:	—	—	—	—	—
Receivables:
Investments sold	—	—	3,171,369	1,181,428	—
Fund shares sold	3,784,189	2,461	9,183	64,113	16,858
Dividends	541,565	53,584	12,238	1,020,032	147,530
Interest	59,414	2,177	6,608	1,309,268	2,534
Other receivable	—	—	—	—	—
Other assets	37,559	8,675	11,704	20,167	15,255
Total assets	1,547,398,336	62,102,029	94,449,882	751,342,842	245,039,435
LIABILITIES:
Payables:
Investments purchased	—	—	510,636	—	—
Fund shares purchased	2,121,124	10,787	106,056	820,477	486,866
Management fees (Note 3)	1,237,748	45,215	107,696	607,724	181,624
Custodian fees (Note 3)	—	—	—	—	—
Other payables	—	—	—	—	—
Accrued expenses	1,724	3,039	8,920	85,116	18,259
Total liabilities	3,360,596	59,041	733,308	1,513,317	686,749
NET ASSETS	$1,544,037,740	$62,042,988	$93,716,574	$749,829,525	$244,352,686
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$1,128,269,490	$49,281,019	$63,840,238	$557,100,514	$100,392,389
Undistributed (distribution in excess of) net investment income (loss)	(266,295)	28,453	(517,041)	(1,022,815)	2,427,304
Accumulated net realized gain from investment and foreign currency transactions	86,104,550	558,245	11,024,889	21,315,119	44,655,598
Net unrealized appreciation from:
Investments and translation of assets and liabilities in foreign currency	329,929,995	12,175,271	19,368,488	172,436,707	96,877,395
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$1,544,037,740	$62,042,988	$93,716,574	$749,829,525	$244,352,686
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Outstanding	63,645,719	3,917,144	5,067,525	48,819,526	7,401,084
NET ASSET VALUE PER SHARE	$24.26	$15.84	$18.49	$15.36	$33.02

The accompanying notes are an integral part of these financial statements.

	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
ASSETS:
Investments in securities, at cost:	$239,969,396	$184,177,787	$51,934,561	$149,037,494	$401,510,832
Total investments, at cost	$239,969,396	$184,177,787	$51,934,561	$149,037,494	$401,510,832
Investments in securities, at value:	$250,122,721	$251,524,923	$68,144,366	$192,429,399	$563,975,824
Cash:	158,305	11,759	—	—	2,438
Receivables:
Investments sold	1,005,000	—	216,339	—	2,820,374
Fund shares sold	114,973	124,970	14,366	57,958	105,725
Dividends	111	795,478	29,629	109,586	337,379
Interest	3,005,367	20,814	2,226	20,823	11,687
Other receivable	—	4,474,774	—	—	—
Other assets	72,448	33,621	10,707	12,460	13,932
Total assets	254,478,925	256,986,339	68,417,633	192,630,226	567,267,359
LIABILITIES:
Payables:
Investments purchased	10,080,312	6,560,472	—	—	3,396,168
Fund shares purchased	163,416	71,798	190,023	440,891	1,200,293
Management fees (Note 3)	199,543	199,676	50,096	306,326	451,429
Custodian fees (Note 3)	—	9,548	—	—	—
Other payables	—	4,474,774	—	—	—
Accrued expenses	2,826	114,329	1,032	13,288	6,823
Total liabilities	10,446,097	11,430,597	241,151	760,505	5,054,713
NET ASSETS	$244,032,828	$245,555,742	$68,176,482	$191,869,721	$562,212,646
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$231,770,957	$176,515,164	$47,796,128	$74,912,235	$240,561,993
Undistributed (distribution in excess of) net investment income (loss)	185,226	1,299,318	242,396	(227,381)	(1,543,533)
Accumulated net realized gain from investment and foreign currency transactions	1,923,320	394,124	3,928,153	73,792,962	160,729,194
Net unrealized appreciation from:
Investments and translation of assets and liabilities in foreign currency	10,153,325	67,347,136	16,209,805	43,391,905	162,464,992
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$244,032,828	$245,555,742	$68,176,482	$191,869,721	$562,212,646
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Outstanding	21,554,133	16,826,333	2,376,691	11,696,853	30,546,271
NET ASSET VALUE PER SHARE	$11.32	$14.59	$28.69	$16.40	$18.41

Statements of Operations

For the Six Months Ended September 30, 2017 (Unaudited)

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
INVESTMENT INCOME:
Interest	$285,544	$20,388	$31,202	$2,616,250	$29,974
Dividends:
Dividends from securities	6,514,292	659,285	109,914	10,585,130	3,430,819
Foreign tax withheld	(47,086)	(3,828)	—	(98,856)	(12,076)
Total investment income	6,752,750	675,845	141,116	13,102,524	3,448,717
EXPENSES:
Management fees (Note 3)	6,971,985	283,060	645,258	3,823,713	1,335,471
Registration fees	34,864	14,949	11,617	13,806	12,920
Custody fees	—	—	—	—	—
Other	12,196	1,019	1,282	8,179	3,667
Total expenses	7,019,045	299,028	658,157	3,845,698	1,352,058
Net investment income (loss)	(266,295)	376,817	(517,041)	9,256,826	2,096,659
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investment transactions	40,895,202	345,904	10,167,900	15,367,874	35,774,002
Options written (Note 8)	—	—	—	78,172	—
Net unrealized appreciation/depreciation during the period on:
Investments	104,862,333	1,761,944	4,484,764	15,626,159	(17,370,875)
Options written (Note 8)	—	—	—	(43,517)	—
Net realized and unrealized gain	145,757,535	2,107,848	14,652,664	31,028,688	18,403,127
Net increase in net assets resulting from operations	$145,491,240	$2,484,665	$14,135,623	$40,285,514	$20,499,786

The accompanying notes are an integral part of these financial statements.

	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
INVESTMENT INCOME:
Interest	$5,927,667	$81,713	$16,130	$92,419	$75,102
Dividends:
Dividends from securities	134,039	2,658,024	436,550	1,647,849	1,208,965
Foreign tax withheld	—	(300,238)	(2,449)	—	(5,061)
Total investment income	6,061,706	2,439,499	450,231	1,740,268	1,279,006
EXPENSES:
Management fees (Note 3)	1,204,289	1,135,969	293,012	1,951,091	2,802,003
Registration fees	17,986	4,911	10,506	12,543	14,750
Custody fees	—	26,910	—	—	—
Other	4,691	2,336	1,036	4,015	5,786
Total expenses	1,226,966	1,170,126	304,554	1,967,649	2,822,539
Net investment income (loss)	4,834,740	1,269,373	145,677	(227,381)	(1,543,533)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investment transactions	1,522,218	1,175,718	1,732,731	41,729,919	69,502,888
Options written (Note 8)	—	—	—	—	—
Net unrealized appreciation/depreciation during the period on:
Investments	1,162,256	26,328,812	3,101,511	(25,740,910)	(10,752,738)
Options written (Note 8)	—	—	—	—	—
Net realized and unrealized gain	2,684,474	27,504,530	4,834,242	15,989,009	58,750,150
Net increase in net assets resulting from operations	$7,519,214	$28,773,903	$4,979,919	$15,761,628	$57,206,617

Statements of Changes in Net Assets

	BUFFALO DISCOVERY FUND		BUFFALO DIVIDEND FOCUS FUND		BUFFALO EMERGING OPPORTUNITIES FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017
OPERATIONS:
Net investment income (loss)	$(266,295)	$(1,209,345)	$376,817	$590,511	$(517,041)	$(590,028)
Net realized gain on investment transactions	40,895,202	83,705,424	345,904	792,324	10,167,900	16,179,729
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	104,862,333	89,835,284	1,761,944	6,379,865	4,484,764	3,579,145
Net increase in net assets resulting from operations	145,491,240	172,331,363	2,484,665	7,762,700	14,135,623	19,168,846
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	(381,331)	(584,414)	—	—
Net realized gain from investment transactions	—	(29,140,167)	—	(333,681)	—	(6,936,235)
Total distributions to shareholders	—	(29,140,167)	(381,331)	(918,095)	—	(6,936,235)
CAPITAL SHARE TRANSACTIONS:
Shares sold	260,436,102	400,612,949	11,213,888	26,179,442	3,092,379	4,820,805
Reinvested dividends and distributions	—	28,321,194	372,761	896,091	—	6,693,755
Shares issued	260,436,102	428,934,143	11,586,649	27,075,533	3,092,379	11,514,560
Redemptions	(116,127,875)	(328,497,280)	(11,441,713)	(12,348,977)	(8,847,849)	(52,692,174)
Redemption fees (Note 5)	—	27,342	—	1,579	—	11,726
Shares repurchased	(116,127,875)	(328,469,938)	(11,441,713)	(12,347,398)	(8,847,849)	(52,680,448)
Net increase (decrease) from capital share transactions	144,308,227	100,464,205	144,936	14,728,135	(5,755,470)	(41,165,888)
Total increase (decrease) in net assets	289,799,467	243,655,401	2,248,270	21,572,740	8,380,153	(28,933,277)
NET ASSETS:
Beginning of period	1,254,238,273	1,010,582,872	59,794,718	38,221,978	85,336,421	114,269,698
End of period	$1,544,037,740	$1,254,238,273	$62,042,988	$59,794,718	$93,716,574	$85,336,421
Undistributed (distribution in excess of) net investment income (loss) at end of year	$(266,295)	$—	$28,453	$32,967	$(517,041)	$—
Fund share transactions:
Shares sold	11,338,008	19,736,102	722,760	1,817,661	185,235	331,021
Reinvested dividends and distributions	—	1,383,546	23,797	62,156	—	449,547
	11,338,008	21,119,648	746,557	1,879,817	185,235	780,568
Shares repurchased	(5,068,063)	(16,097,347)	(733,616)	(872,206)	(525,668)	(3,601,491)
Net increase (decrease) in fund shares	6,269,945	5,022,301	12,941	1,007,611	(340,433)	(2,820,923)

The accompanying notes are an integral part of these financial statements.

	BUFFALO FLEXIBLE INCOME FUND		BUFFALO GROWTH FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017
OPERATIONS:
Net investment income (loss)	$9,256,826	$20,751,338	$2,096,659	$2,537,534
Net realized gain on investment transactions	15,446,046	12,493,050	35,774,002	27,294,684
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	15,582,642	54,908,441	(17,370,875)	11,218,294
Net increase in net assets resulting from operations	40,285,514	88,152,829	20,499,786	41,050,512
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(10,163,718)	(22,766,287)	—	(2,454,321)
Net realized gain from investment transactions	—	(3,743,194)	—	(15,879,107)
Total distributions to shareholders	(10,163,718)	(26,509,481)	—	(18,333,428)
CAPITAL SHARE TRANSACTIONS:
Shares sold	15,565,273	46,305,311	8,083,880	58,306,301
Reinvested dividends and distributions	9,660,408	25,370,370	—	18,123,622
Shares issued	25,225,681	71,675,681	8,083,880	76,429,923
Redemptions	(102,970,715)	(235,118,638)	(111,175,199)	(167,715,776)
Redemption fees (Note 5)	—	6,139	—	2,426
Shares repurchased	(102,970,715)	(235,112,499)	(111,175,199)	(167,713,350)
Net increase (decrease) from capital share transactions	(77,745,034)	(163,436,818)	(103,091,319)	(91,283,427)
Total increase (decrease) in net assets	(47,623,238)	(101,793,470)	(82,591,533)	(68,566,343)
NET ASSETS:
Beginning of period	797,452,763	899,246,233	326,944,219	395,510,562
End of period	$749,829,525	$797,452,763	$244,352,686	$326,944,219
Undistributed (distribution in excess of) net investment income (loss) at end of year	$(1,022,815)	$(115,923)	$2,427,304	$330,645
Fund share transactions:
Shares sold	1,058,561	3,253,602	254,210	1,942,699
Reinvested dividends and distributions	659,067	1,781,633	—	622,591
	1,717,628	5,035,235	254,210	2,565,290
Shares repurchased	(6,985,004)	(16,580,010)	(3,456,294)	(5,666,440)
Net increase (decrease) in fund shares	(5,267,376)	(11,544,775)	(3,202,084)	(3,101,150)

Statements of Changes in Net Assets

	BUFFALO HIGH YIELD FUND		BUFFALO INTERNATIONAL FUND		BUFFALO LARGE CAP FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017
OPERATIONS:
Net investment income (loss)	$4,834,740	$11,391,123	$1,269,373	$2,101,505	$145,677	$170,413
Net realized gain on investment transactions	1,522,218	6,579,730	1,175,718	3,951,597	1,732,731	3,933,436
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	1,162,256	3,796,141	26,328,812	18,322,445	3,101,511	4,674,794
Net increase in net assets resulting from operations	7,519,214	21,766,994	28,773,903	24,375,547	4,979,919	8,778,643
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(5,116,731)	(11,249,302)	—	(1,951,475)	—	(270,724)
Net realized gain from investment transactions	—	(5,343,506)	—	—	—	(1,433,777)
Total distributions to shareholders	(5,116,731)	(16,592,808)	—	(1,951,475)	—	(1,704,501)
CAPITAL SHARE TRANSACTIONS:
Shares sold	24,084,367	74,443,813	35,378,049	22,213,758	10,921,483	14,821,145
Reinvested dividends and distributions	4,844,793	15,845,140	—	1,815,899	—	1,683,580
Shares issued	28,929,160	90,288,953	35,378,049	24,029,657	10,921,483	16,504,725
Redemptions	(23,304,996)	(141,895,079)	(21,872,516)	(77,623,457)	(5,605,524)	(13,492,552)
Redemption fees (Note 5)	—	52,939	—	413	—	480
Shares repurchased	(23,304,996)	(141,842,140)	(21,872,516)	(77,623,044)	(5,605,524)	(13,492,072)
Net increase (decrease) from capital share transactions	5,624,164	(51,553,187)	13,505,533	(53,593,387)	5,315,959	3,012,653
Total increase (decrease) in net assets	8,026,647	(46,379,001)	42,279,436	(31,169,315)	10,295,878	10,086,795
NET ASSETS:
Beginning of period	236,006,181	282,385,182	203,276,306	234,445,621	57,880,604	47,793,809
End of period	$244,032,828	$236,006,181	$245,555,742	$203,276,306	$68,176,482	$57,880,604
Undistributed (distribution in excess of) net investment income (loss) at end of year	$185,226	$467,217	$1,299,318	$29,945	$242,396	$96,719
Fund share transactions:
Shares sold	2,137,836	6,620,775	2,539,986	1,868,427	395,383	592,852
Reinvested dividends and distributions	431,553	1,417,825	—	159,289	—	67,749
	2,569,389	8,038,600	2,539,986	2,027,716	395,383	660,601
Shares repurchased	(2,070,178)	(12,562,657)	(1,599,324)	(6,706,530)	(200,643)	(548,272)
Net increase (decrease) in fund shares	499,211	(4,524,057)	940,662	(4,678,814)	194,740	112,329

The accompanying notes are an integral part of these financial statements.

	BUFFALO MID CAP FUND		BUFFALO SMALL CAP FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017	SIX MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED)	YEAR ENDED MARCH 31, 2017
OPERATIONS:
Net investment income (loss)	$(227,381)	$(151,449)	$(1,543,533)	$(3,932,491)
Net realized gain on investment transactions	41,729,919	70,684,739	69,502,888	283,885,565
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	(25,740,910)	(24,212,935)	(10,752,738)	(123,237,124)
Net increase in net assets resulting from operations	15,761,628	46,320,355	57,206,617	156,715,950
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	—	—
Net realized gain from investment transactions	—	(26,203,319)	—	(117,589,649)
Total distributions to shareholders	—	(26,203,319)	—	(117,589,649)
CAPITAL SHARE TRANSACTIONS:
Shares sold	24,886,704	121,170,294	32,819,632	49,158,842
Reinvested dividends and distributions	—	26,001,800	—	115,150,325
Shares issued	24,886,704	147,172,094	32,819,632	164,309,167
Redemptions	(244,191,304)	(230,514,295)	(90,815,450)	(601,879,098)
Redemption fees (Note 5)	—	2,646	—	34,301
Shares repurchased	(244,191,304)	(230,511,649)	(90,815,450)	(601,844,797)
Net increase (decrease) from capital share transactions	(219,304,600)	(83,339,555)	(57,995,818)	(437,535,630)
Total increase (decrease) in net assets	(203,542,972)	(63,222,519)	(789,201)	(398,409,329)
NET ASSETS:
Beginning of period	395,412,693	458,635,212	563,001,847	961,411,176
End of period	$191,869,721	$395,412,693	$562,212,646	$563,001,847
Undistributed (distribution in excess of) net investment income (loss) at end of year	$(227,381)	$—	$(1,543,533)	$—
Fund share transactions:
Shares sold	1,559,120	7,877,092	1,882,415	2,905,706
Reinvested dividends and distributions	—	1,701,688	—	7,521,250
	1,559,120	9,578,780	1,882,415	10,426,956
Shares repurchased	(15,082,143)	(14,848,116)	(5,221,616)	(34,334,506)
Net increase (decrease) in fund shares	(13,523,023)	(5,269,336)	(3,339,201)	(23,907,550)

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DISCOVERY FUND

Condensed data for a share of capital	SIX MONTHS ENDED SEPTEMBER 30, 2017	YEARS ENDED MARCH 31,
stock outstanding throughout the period.	(UNAUDITED)	2017	2016	2015	2014	2013(2)
Net asset value, beginning of period	$21.86	$19.30	$21.50	$20.53	$17.08	$16.96
Income from investment operations:
Net investment income (loss)	— (1)	(0.02)	(0.03)	(0.05)	(0.08)	0.02
Net realized and unrealized gains (losses) on securities	2.40	3.10	(0.69)	3.08	5.04	1.32
Total from investment operations	2.40	3.08	(0.72)	3.03	4.96	1.34
Less distributions:
Dividends from net investment income	—	—	—	—	—	(0.03)
Distributions from capital gains	—	(0.52)	(1.48)	(2.06)	(1.51)	(1.19)
Total distributions	—	(0.52)	(1.48)	(2.06)	(1.51)	(1.22)
Paid-in capital from redemption fees (Note 5)(3)	—	— (1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$24.26	$21.86	$19.30	$21.50	$20.53	$17.08
Total return*	10.98%	16.13%	(3.33%)	15.56%	29.54%	8.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,544,038	$1,254,238	$1,010,583	$774,187	$649,536	$515,429
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	(0.04%)	(0.11%)	(0.18%)	(0.28%)	(0.47%)	0.09%
Portfolio turnover rate*	19%	51%	59%	52%	48%	53%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

(2)  Effective June 29, 2012, the Fund name was changed to Buffalo Discovery Fund. Prior to June 29, 2012, the Fund was known as the Buffalo Science & Technology Fund.

(3)  Effective December 1, 2016, the Fund no longer imposed a redemption fee.
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DIVIDEND FOCUS FUND

Condensed data for a share of capital	SIX MONTHS ENDED SEPTEMBER 30, 2017	FOR THE YEARS ENDED MARCH 31,				FOR THE PERIOD FROM DECEMBER 3, 2012 (COMMENCEMENT OF OPERATIONS) TO
stock outstanding throughout the period.	(UNAUDITED)	2017	2016	2015	2014	MARCH 31, 2013
Net asset value, beginning of period	$15.32	$13.20	$13.76	$12.25	$10.55	$10.00
Income from investment operations:
Net investment income	0.09	0.18	0.16	0.13	0.16	0.01
Net realized and unrealized gains (losses) on securities	0.52	2.22	(0.30)	2.16	2.08	0.55
Total from investment operations	0.61	2.40	(0.14)	2.29	2.24	0.56
Less distributions:
Dividends from net investment income	(0.09)	(0.18)	(0.17)	(0.13)	(0.16)	(0.01)
Distributions from capital gains	—	(0.10)	(0.26)	(0.65)	(0.38)	—
Total distributions	(0.09)	(0.28)	(0.43)	(0.78)	(0.54)	(0.01)
Paid-in capital from redemption fees (Note 5)(2)	—	— (1)	0.01	— (1)	— (1)	— (1)
Net asset value, end of period	$15.84	$15.32	$13.20	$13.76	$12.25	$10.55
Total return*	4.02%	18.35%	(0.88%)	18.86%	21.65%	5.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,043	$59,795	$38,222	$41,116	$18,701	$13,802
Ratio of expenses to average net assets**	0.95%	0.95%	0.97%	0.94%	0.93%	1.61%
Ratio of net investment income to average net assets**	1.20%	1.34%	1.21%	1.04%	1.47%	0.59%
Portfolio turnover rate*	10%	26%	65%	62%	77%	8%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Fund no longer imposed a redemption fee.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO EMERGING OPPORTUNITIES FUND

Condensed data for a share of capital	SIX MONTHS ENDED SEPTEMBER 30, 2017	YEARS ENDED MARCH 31,
stock outstanding throughout the period.	(UNAUDITED)	2017	2016	2015	2014(2)	2013
Net asset value, beginning of period	$15.78	$13.89	$17.85	$19.31	$13.86	$11.71
Income from investment operations:
Net investment loss	(0.10)	(0.13)	(0.28)	(0.31)	(0.14)	(0.05)
Net realized and unrealized gains (losses) on securities	2.81	3.25	(2.45)	0.06	5.59	2.20
Total from investment operations	2.71	3.12	(2.73)	(0.25)	5.45	2.15
Less distributions:
Distributions from capital gains	—	(1.23)	(1.23)	(1.25)	(0.05)	—
Paid-in capital from redemption fees (Note 5)(3)	—	— (1)	— (1)	0.04	0.05	— (1)
Net asset value, end of period	$18.49	$15.78	$13.89	$17.85	$19.31	$13.86
Total return*	17.17%	22.99%	(15.47%)	(0.71%)	39.66%	18.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$93,717	$85,336	$114,270	$238,828	$525,856	$92,959
Ratio of expenses to average net assets**	1.48%	1.48%	1.47%	1.47%	1.48%	1.50%
Ratio of net investment loss to average net assets**	(1.16%)	(0.62%)	(1.19%)	(1.29%)	(1.36%)	(0.69%)
Portfolio turnover rate*	25%	95%	70%	19%	23%	21%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

(2)  Effective June 3, 2013, the Fund name was changed to Buffalo Emerging Opportunities Fund. Prior to June 3, 2013 the Fund was known as the Buffalo Micro Cap Fund.

(3)  Effective December 1, 2016, the Fund no longer imposed a redemption fee.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO FLEXIBLE INCOME FUND

Condensed data for a share of capital	SIX MONTHS ENDED SEPTEMBER 30, 2017	YEARS ENDED MARCH 31,
stock outstanding throughout the period.	(UNAUDITED)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.74	$13.70	$14.53	$14.41	$13.54	$12.39
Income from investment operations:
Net investment income	0.18	0.35	0.38	0.30	0.29	0.37
Net realized and unrealized gains (losses) on securities	0.64	1.14	(0.70)	0.18	0.99	1.20
Total from investment operations	0.82	1.49	(0.32)	0.48	1.28	1.57
Less distributions:
Dividends from net investment income	(0.20)	(0.38)	(0.41)	(0.30)	(0.28)	(0.42)
Distributions from capital gains	—	(0.07)	(0.10)	(0.06)	(0.13)	—
Total distributions	(0.20)	(0.45)	(0.51)	(0.36)	(0.41)	(0.42)
Paid-in capital from redemption fees (Note 5)(2)	—	— (1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$15.36	$14.74	$13.70	$14.53	$14.41	$13.54
Total return*	5.61%	11.02%	(2.24%)	3.33%	9.56%	12.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$749,830	$797,453	$899,246	$1,350,945	$1,397,857	$862,681
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.01%	1.02%
Ratio of net investment income to average net assets**	2.42%	2.45%	2.72%	2.05%	2.06%	2.89%
Portfolio turnover rate*	1%	1%	5%	42%	13%	25%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Fund no longer imposed a redemption fee.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO GROWTH FUND

Condensed data for a share of capital	SIX MONTHS ENDED SEPTEMBER 30, 2017	YEARS ENDED MARCH 31,
stock outstanding throughout the period.	(UNAUDITED)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$30.83	$28.86	$34.60	$35.45	$29.53	$27.93
Income from investment operations:
Net investment income	0.30	0.23	0.18	0.19	0.15	0.15
Net realized and unrealized gains (losses) on securities	1.89	3.36	(0.61)	3.63	8.02	1.57
Total from investment operations	2.19	3.59	(0.43)	3.82	8.17	1.72
Less distributions:
Dividends from net investment income	—	(0.22)	(0.19)	(0.18)	(0.22)	(0.12)
Distributions from capital gains	—	(1.40)	(5.12)	(4.49)	(2.03)	—
Total distributions	—	(1.62)	(5.31)	(4.67)	(2.25)	(0.12)
Paid-in capital from redemption fees (Note 5)(2)	—	— (1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$33.02	$30.83	$28.86	$34.60	$35.45	$29.53
Total return*	7.10%	12.88%	(0.96%)	11.32%	27.98%	6.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$244,353	$326,944	$395,511	$463,167	$616,043	$493,659
Ratio of expenses to average net assets**	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%
Ratio of net investment income to average net assets**	1.41%	0.70%	0.52%	0.48%	0.44%	0.51%
Portfolio turnover rate*	2%	18%	42%	30%	37%	44%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Fund no longer imposed a redemption fee.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO HIGH YIELD FUND

Condensed data for a share of capital	SIX MONTHS ENDED SEPTEMBER 30, 2017	YEARS ENDED MARCH 31,
stock outstanding throughout the period.	(UNAUDITED)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.21	$11.04	$11.71	$11.84	$11.67	$11.40
Income from investment operations:
Net investment income	0.27	0.48	0.44	0.44	0.44	0.55
Net realized and unrealized gains (losses) on securities	0.08	0.42	(0.48)	(0.03)	0.37	0.35
Total from investment operations	0.35	0.90	(0.04)	0.41	0.81	0.90
Less distributions:
Dividends from net investment income	(0.24)	(0.47)	(0.46)	(0.42)	(0.46)	(0.62)
Distributions from capital gains	—	(0.26)	(0.17)	(0.12)	(0.18)	(0.01)
Total distributions	(0.24)	(0.73)	(0.63)	(0.54)	(0.64)	(0.63)
Paid-in capital from redemption fees (Note 5)(2)	—	— (1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$11.32	$11.21	$11.04	$11.71	$11.84	$11.67
Total return*	3.16%	8.37%	(0.41%)	3.58%	7.12%	8.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$244,033	$236,006	$282,385	$255,987	$290,538	$261,112
Ratio of expenses to average net assets**	1.02%	1.02%	1.01%	1.02%	1.01%	1.01%
Ratio of net investment income to average net assets**	4.01%	4.27%	3.79%	3.71%	3.72%	4.85%
Portfolio turnover rate*	18%	40%	44%	25%	39%	32%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Fund no longer imposed a redemption fee.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO INTERNATIONAL FUND

Condensed data for a share of capital	SIX MONTHS ENDED SEPTEMBER 30, 2017	YEARS ENDED MARCH 31,
stock outstanding throughout the period.	(UNAUDITED)	2017	2016	2015	2014	2013(1)
Net asset value, beginning of period	$12.80	$11.40	$11.93	$11.73	$10.28	$9.52
Income from investment operations:
Net investment income	0.08	0.13	0.06	0.09	0.04	0.04
Net realized and unrealized gains (losses) on securities	1.71	1.39	(0.54)	0.18	1.43	0.76
Total from investment operations	1.79	1.52	(0.48)	0.27	1.47	0.80
Less distributions:
Dividends from net investment income	—	(0.12)	(0.05)	(0.07)	(0.02)	(0.04)
Paid-in capital from redemption fees (Note 5)(3)	—	— (2)	— (2)	— (2)	— (2)	— (2)
Net asset value, end of period	$14.59	$12.80	$11.40	$11.93	$11.73	$10.28
Total return*	13.98%	13.46%	(4.02%)	2.32%	14.31%	8.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$245,556	$203,276	$234,446	$256,608	$225,299	$106,500
Ratio of expenses to average net assets**	1.03%	1.04%	1.04%	1.05%	1.07%	1.09%
Ratio of net investment income to average net assets**	1.12%	1.02%	0.52%	0.77%	0.38%	0.42%
Portfolio turnover rate*	3%	4%	7%	21%	15%	23%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Effective end of business January 25, 2013, the Buffalo China Fund was reorganized into the Buffalo International Fund. During the year ended March 31, 2013, the Fund incurred $17.3 million in purchases associated with the transfer of assets of the Buffalo China Fund, which merged into the Fund on January 25, 2013. The purchases were excluded from portfolio turnover calculation. Activity after January 25, 2013 reflects the Funds' combined operations.

(2)  Less than $0.01 per share.

(3)  Effective December 1, 2016, the Fund no longer imposed a redemption fee.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO LARGE CAP FUND

Condensed data for a share of capital	SIX MONTHS ENDED SEPTEMBER 30, 2017	YEARS ENDED MARCH 31,
stock outstanding throughout the period.	(UNAUDITED)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$26.53	$23.09	$25.09	$23.34	$21.89	$21.58
Income from investment operations:
Net investment income	0.06	0.08	0.09	0.05	0.06	0.08
Net realized and unrealized gains (losses) on securities	2.10	4.18	(0.47)	4.51	4.94	1.79
Total from investment operations	2.16	4.26	(0.38)	4.56	5.00	1.87
Less distributions:
Dividends from net investment income	—	(0.13)	(0.04)	(0.05)	(0.08)	(0.15)
Distributions from capital gains	—	(0.69)	(1.58)	(2.76)	(3.47)	(1.41)
Total distributions	—	(0.82)	(1.62)	(2.81)	(3.55)	(1.56)
Paid-in capital from redemption fees (Note 5)(2)	—	— (1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$28.69	$26.53	$23.09	$25.09	$23.34	$21.89
Total return*	8.14%	18.67%	(1.56%)	20.29%	23.13%	9.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,176	$57,881	$47,794	$44,013	$32,111	$28,352
Ratio of expenses to average net assets**	0.94%	0.95%	0.94%	0.96%	0.97%	0.97%
Ratio of net investment income to average net assets**	0.45%	0.34%	0.41%	0.23%	0.21%	0.33%
Portfolio turnover rate*	15%	41%	62%	30%	45%	49%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Fund no longer imposed a redemption fee.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO MID CAP FUND

Condensed data for a share of capital	SIX MONTHS ENDED SEPTEMBER 30, 2017	YEARS ENDED MARCH 31,
stock outstanding throughout the period.	(UNAUDITED)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.68	$15.04	$18.68	$19.27	$17.94	$17.95
Income from investment operations:
Net investment income (loss)	(0.02)	(0.01)	(0.02)	(0.04)	(0.04)	0.01
Net realized and unrealized gains (losses) on securities	0.74	1.85	(1.62)	1.87	4.45	0.78
Total from investment operations	0.72	1.84	(1.64)	1.83	4.41	0.79
Less distributions:
Dividends from net investment income	—	—	— (1)	— (1)	— (1)	(0.01)
Distributions from capital gains	—	(1.20)	(2.00)	(2.42)	(3.08)	(0.79)
Total distributions	—	(1.20)	(2.00)	(2.42)	(3.08)	(0.80)
Paid-in capital from redemption fees (Note 5)(2)	—	— (1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$16.40	$15.68	$15.04	$18.68	$19.27	$17.94
Total return*	4.59%	12.94%	(8.83%)	10.43%	25.46%	4.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$191,870	$395,413	$458,635	$566,302	$620,255	$625,178
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income (loss) to average net assets**	(0.12%)	(0.09%)	(0.10%)	(0.18%)	(0.20%)	0.07%
Portfolio turnover rate*	27%	51%	46%	12%	45%	31%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Fund no longer imposed a redemption fee.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO SMALL CAP FUND

Condensed data for a share of capital	SIX MONTHS ENDED SEPTEMBER 30, 2017	YEARS ENDED MARCH 31,
stock outstanding throughout the period.	(UNAUDITED)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.61	$16.64	$32.83	$36.02	$30.93	$28.54
Income from investment operations:
Net investment loss	(0.05)	(0.13)	(0.20)	(0.24)	(0.16)	(0.09)
Net realized and unrealized gains (losses) on securities	1.85	3.19	(3.60)	0.31	8.44	4.20
Total from investment operations	1.80	3.06	(3.80)	0.07	8.28	4.11
Less distributions:
Distributions from capital gains	—	(3.09)	(12.39)	(3.26)	(3.19)	(1.72)
Paid-in capital from redemption fees (Note 5)(2)	—	— (1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$18.41	$16.61	$16.64	$32.83	$36.02	$30.93
Total return*	10.84%	24.51%	(13.28%)	0.56%	26.71%	15.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$562,213	$563,002	$961,411	$3,005,980	$3,803,381	$3,144,179
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets**	(0.55%)	(0.52%)	(0.61%)	(0.63%)	(0.45%)	(0.31%)
Portfolio turnover rate*	22%	45%	41%	17%	22%	34%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

(2)  Effective December 1, 2016, the Fund no longer imposed a redemption fee.

The accompanying notes are an integral part of these financial statements.

 Notes to Financial Statements

September 30, 2017 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the "Funds"), are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The shares of the Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The investment objective of the Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital. The investment objectives of the Buffalo Flexible Income Fund are the generation of high current income and, as a secondary objective, the long-term growth of capital. The investment objectives of the Buffalo Dividend Focus Fund and the Buffalo High Yield Fund are current income, with long- term growth of capital as a secondary objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the net asset value ("NAV") has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of September 30, 2017, none of the Funds held fair valued securities. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service approved by the Funds' Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange ("NYSE"). The fair valuation trigger was not met on September 30, 2017 and the fair value price was not applied.

Debt securities with remaining maturities of 60 days or less are normally valued at last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and asked prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds' investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds' corporate bond valuation policies.

In accordance with FASB ASC 820, Fair Value Measurements ("ASC 820"), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the meas- urement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between invest- ments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by the Advisor, along with any other relevant factors in the calculation of an investment's fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjust- ment, as described above and in Note 9 — Foreign Investment Risk.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of September 30, 2017. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,458,508,568	$—	$—	$1,458,508,568
REITS	38,239,020	—	—	38,239,020
Short Term Investment	46,228,021	—	—	46,228,021
Total*	$1,542,975,609	$—	$—	$1,542,975,609

BUFFALO DIVIDEND FOCUS FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$56,835,999	$—	$—	$56,835,999
Convertible Preferred Stocks	557,957	—	—	557,957
REITS	1,431,734	—	—	1,431,734
Short Term Investment	3,209,442	—	—	3,209,442
Total*	$62,035,132	$—	$—	$62,035,132

BUFFALO EMERGING OPPORTUNIES FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$80,992,361	$—	$—	$80,992,361
REIT	2,509,976	—	—	2,509,976
Short Term Investment	7,736,443	—	—	7,736,443
Total*	$91,238,780	$—	$—	$91,238,780

BUFFALO FLEXIBLE INCOME FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$609,331,700	$—	$—	$609,331,700
REITS	17,409,999	—	—	17,409,999
Convertible Bonds	—	51,409,625	—	51,409,625
Corporate Bonds	—	66,668,725	—	66,668,725
Short Term Investment	2,927,785	—	—	2,927,785
Total*	$629,669,484	$118,078,350	$—	$747,747,834

 Notes to Financial Statements

September 30, 2017 (Unaudited)

(Continued)

BUFFALO GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$236,911,706	$—	$—	$236,911,706
REIT	4,451,396	—	—	4,451,396
Short Term Investment	3,494,156	—	—	3,494,156
Total*	$244,857,258	$—	$—	$244,857,258

BUFFALO HIGH YIELD FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,597,402	$—	$—	$1,597,402
Convertible Preferred Stock	1,844,550	—	—	1,844,550
Preferred Stocks	3,576,000	—	—	3,576,000
REIT	1,068,000	—	—	1,068,000
Convertible Bonds	—	30,470,785	—	30,470,785
Corporate Bonds	—	147,293,826	—	147,293,826
Bank Loans	—	44,818,685	—	44,818,685
Short Term Investment	19,453,473	—	—	19,453,473
Total*	$27,539,425	$222,583,296	$—	$250,122,721

BUFFALO INTERNATIONAL FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$222,701,909	$—	$—	$222,701,909
Short Term Investments	28,823,014	—	—	28,823,014
Total*	$251,524,923	$—	$—	$251,524,923

BUFFALO LARGE CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$64,220,202	$—	$—	$64,220,202
REIT	1,254,549	—	—	1,254,549
Short Term Investment	2,669,615	—	—	2,669,615
Total*	$68,144,366	$—	$—	$68,144,366

BUFFALO MID CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$174,138,545	$—	$—	$174,138,545
REITS	8,500,662	—	—	8,500,662
Short Term Investment	9,790,192	—	—	9,790,192
Total*	$192,429,399	$—	$—	$192,429,399

BUFFALO SMALL CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$535,268,173	$—	$—	$535,268,173
REITS		19,730,108	—	19,730,108
Short Term Investment	8,977,543	—	—	8,977,543
Total*	$563,975,824	$—	$—	$563,975,824

*   Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. The basis for recognizing and valuing transfers is as of the beginning of the year in which transfers occur.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code nec- essary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its share- holders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At March 31, 2017, the Funds did not have any tax positions that did not meet the "more likely-than-not" threshold of being sus- tained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2014 through March 31, 2017. The Funds have no examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting pur- poses and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles ("GAAP"). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make esti- mates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obli- gation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund's maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds' fair valuation guidelines.

The Funds may use options with the objective to generate income as a non-principal investment strategy. None of the Funds held options as of September 30, 2017. The Buffalo Flexible Income Fund typically makes use of the options strategy to a greater extent than the other Funds because income generation is a primary investment objective of the Buffalo Flexible Income Fund. The primary strategy used by the Buffalo Flexible Income Fund to achieve income generation through the use of options is to write covered calls with the strike price above the cost basis and the value the portfolio managers believe will be achieved before the expiration of the option and also at a value that the portfolio managers are willing to sell if the option is exercised. The collected premiums generate income for the Fund, and if the option is exercised, a gain will also be achieved. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 8 for written option activity

H. INDEMNIFICATIONS — Under the Funds' organizational documents, officers and trustees are indemnified against certain lia- bilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

 Notes to Financial Statements

September 30, 2017 (Unaudited)

(Continued)

I. RECENT ACCOUNTING PRONOUNCEMENT — In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates have been incorporated in the Funds' financial statements and have no impact on each of the Fund's net assets or results of operations.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the six months ended September 30, 2017 and the year ended March 31, 2017 were as follows:

	SIX MONTHS ENDED SEPTEMBER 30, 2017		YEAR ENDED MARCH 31, 2017
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*
Buffalo Discovery Fund	$—	$—	$15,902,043	$13,238,124
Buffalo Dividend Focus Fund	381,331	—	801,005	117,090
Buffalo Emerging Opportunities Fund	—	—	419,660	6,516,575
Buffalo Flexible Income Fund	10,163,718	—	23,160,691	3,348,790
Buffalo Growth Fund	—	—	2,721,685	15,611,743
Buffalo High Yield Fund	5,116,731	—	11,249,302	5,343,506
Buffalo International Fund	—	—	1,951,475	—
Buffalo Large Cap Fund	—	—	270,724	1,433,777
Buffalo Mid Cap Fund	—	—	1,537,011	24,666,308
Buffalo Small Cap Fund	—	—	21,738,524	95,851,125

*  The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended March 31, 2017.

Distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between finan- cial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2017, the following table shows the reclassifications made:

	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
Buffalo Discovery Fund	$1,464,281	$(7,792,612)	$6,328,331
Buffalo Dividend Focus Fund	12,229	(62,001)	49,772
Buffalo Emerging Opportunities Fund	929,314	(3,324,356)	2,395,042
Buffalo Flexible Income Fund	1,881,949	(4,017,931)	2,135,982
Buffalo Growth Fund	—	(4,247,915)	4,247,915
Buffalo High Yield Fund	798,758	(3,035,224)	2,236,466
Buffalo International Fund	(129,022)	1,265,104	(1,136,082)
Buffalo Large Cap Fund	—	(275,447)	275,447
Buffalo Mid Cap Fund	249,620	(10,429,841)	10,180,221
Buffalo Small Cap Fund	5,304,117	(74,267,139)	68,963,022

The permanent differences primarily relate to foreign currency adjustments, sale of discount bonds, partnership adjustments, net operating losses, expiration of capital loss carryover and utilization of earnings and profit distributions to shareholders on redemption of shares.

As of March 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
Tax cost of Investments(a)	$1,055,583,703	$49,259,032	$71,533,930	$639,938,106	$217,163,213
Unrealized Appreciation	252,754,671	10,917,152	17,479,165	196,024,611	118,320,615
Unrealized Depreciation	(28,783,218)	(586,520)	(3,198,653)	(41,421,197)	(4,377,668)
Net unrealized appreciation	223,971,453	10,330,632	14,280,512	154,603,414	113,942,947
Undistributed Ordinary Income	24,347,703	328,004	1,460,201	889,572	633,548
Undistributed Long Term Capital Gain	21,957,854	—	—	7,085,355	8,884,016
Distributable earnings	46,305,557	328,004	1,460,201	7,974,927	9,517,564
Other accumulated gain (loss)	—	(1)	—	28,874	—
Total accumulated gain	270,277,010	10,658,635	15,740,713	162,607,215	123,460,511
	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Tax cost of Investments(a)	$224,795,088	$161,684,276	$45,295,658	$344,463,058	$391,109,159
Unrealized Appreciation	9,970,332	47,322,659	13,718,850	77,464,416	178,446,326
Unrealized Depreciation	(1,090,816)	(6,376,437)	(639,342)	(9,502,063)	(5,986,730)
Net unrealized appreciation	8,879,516	40,946,222	13,079,508	67,962,353	172,459,596
Undistributed Ordinary Income	874,685	29,945	1,227,011	8,773,432	12,079,328
Undistributed Long Term Capital Gain	105,187	168,412	1,093,916	24,460,073	79,905,113
Distributable earnings	979,872	198,357	2,320,927	33,233,505	91,984,441
Other accumulated loss	—	(877,904)	—	—	(1)
Total accumulated gain	9,859,388	40,266,675	15,400,435	101,195,858	264,444,036

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, and publicly traded partnership investments.

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, and/or unrealized gain/(loss) on derivative positions.

(a)  Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

The following Funds utilized the amounts below of prior year capital loss carryover in the year ended March 31, 2017.

Buffalo International Fund	3,873,430

As of March 31, 2017, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

BUFFALO INTERNATIONAL FUND

MONTH/YEAR REALIZED	MONTH/YEAR EXPIRING	ST	LT
March-10	March-18	843,515	N/A
Totals		843,515	—

The utilization of certain capital loss carryovers are subject to annual limitations of $652,599, pursuant to IRC Sec. 382 as a result of acquisition of the Buffalo China Fund on January 25, 2013.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, March 31, 2017. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, March 31, 2017.

 Notes to Financial Statements

September 30, 2017 (Unaudited)

(Continued)

At March 31, 2017, none of the Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary and capital losses.

For the year ended March 31, 2017, the Buffalo International Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

BUFFALO INTERNATIONAL FUND

Country	GROSS DIVIDEND	TAXES WITHHELD
Belgium	$96,236	$14,435
Bermuda	83,285	—
Brazil	67,321	3,827
Canada	49,327	7,399
Chile	26,925	5,210
France	642,721	83,378
Germany	992,009	139,361
Hong Kong	85,266	6,024
India	61,655	—
Ireland	11,200	—
Israel	55,114	8,267
Italy	37,353	5,603
Japan	202,091	20,209
Netherlands	120,938	18,141
Norway	127,482	19,122
Singapore	91,229	—
South Korea	18,864	3,113
Spain	45,154	6,773
Sweden	93,665	14,050
Switzerland	607,861	59,841
Taiwan	151,512	30,301
United Kingdom	972,275	—
	$4,639,483	$445,054

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. ("KCM") at the rate of 1.00% per annum of the average daily net asset values of the Funds, except for the Buffalo Emerging Opportunities Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.45%, 0.90%, 0.90% and 0.90%, respectively. The man- agement fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the addi- tional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent reg- istered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC ("USBFS"), KCM pays USBFS a fee of 30/100 of 1% (0.30%) of each Fund's average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Dividend Focus Fund, Buffalo Growth Fund and the Buffalo Large Cap Fund, where USBFS receives 25/100 of 1% (0.25%). USBFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of USBFS.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of one percent (1.00%) of the Buffalo Small Cap Fund's average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to USBFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to USBFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS

	(AS A % OF AVERAGE DAILY NET ASSETS)
ASSET LEVEL	MANAGEMENT FEE	USBFS FEE
Assets up to $6 billion	1.00%	0.300%
Assets over $6 billion up to $7 billion	0.95%	0.275%
Assets over $7 billion up to $8 billion	0.90%	0.250%
Assets over $8 billion up to $9 billion	0.85%	0.225%
Assets over $9 billion	0.80%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds' shares for sale in any juris- diction. Certain officers and a trustee of the Funds are also officers and/or directors of KCM.

A trustee of the Funds is affiliated with USBFS and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above. The Buffalo International Fund incurred $26,910 in custody fees during the period ended September 30, 2017, and owed $9,548 for custody fees as of September 30, 2017.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. USBFS pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Board for the period ended September 30, 2017 was $145,500. Interested trustees who are affiliated with either KCM or the Funds' service providers do not receive any compensation from the Funds, but are compensated directly by the Advisor or service provider in connection with their employment with those entities.

5. REDEMPTION FEE:

Effective December 1, 2016, the Board approved the elimination of redemption fees on shares of the Funds. Prior to December 1, 2016, shares of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund and Buffalo Mid Cap Fund, sold or exchanged within 60 days of their purchase and shares of the Buffalo Emerging Opportunities Fund, Buffalo High Yield Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase were subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The redemption fee was used by the Funds to help pay transaction and tax costs that long-term investors would bear when the Funds realized capital gains as a result of selling securities to meet investor redemptions.

6. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the six months ended September 30, 2017 were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO EMERGING OPPORTUNITIES FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND
Purchases	$381,344,326	$7,974,487	$20,324,412	$4,086,956	$5,733,554
Proceeds from Sales	$249,212,305	$5,477,438	$31,833,975	$77,413,259	$106,750,149
	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Purchases	$55,746,408	$12,023,937	$15,074,906	$92,471,111	$119,943,581
Proceeds from Sales	$39,335,106	$6,468,931	$9,213,497	$288,871,664	$171,073,552

There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended September 30, 2017.

7. TRANSACTIONS WITH AFFILIATES:

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Funds during the six months ended September 30, 2017.

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) is intended to improve financial reporting about derivative instruments by requir- ing enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations. The Buffalo Flexible Income Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the period ended September 30, 2017. For the period ended September 30, 2017, the quarterly average gross notional amount of derivatives held by the Fund was $59,000, representing holdings in written options. The Fund utilizes these written options as a substitute for a comparable market position in the respective underlying security of the written options.

 Notes to Financial Statements

September 30, 2017 (Unaudited)

(Continued)

As of September 30, 2017, the Funds were not invested in any written option contracts.

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Options in the Fund as of September 30, 2017 located on the Statements of Operations:

DERIVATIVE INVESTMENT TYPE	REALIZED GAIN (LOSS) ON OPTIONS
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$78,172
DERIVATIVE INVESTMENT TYPE	CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON OPTIONS
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$(43,517)

9. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings. China has, and may continue to adopt, internal economic policies that affect its currency valu- ations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo International Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs imple- mented since 1978.

10. LINE OF CREDIT

U.S. Bank, N.A. has made available to the Funds an unsecured line of credit pursuant to a Loan Agreement for the Funds which matures, unless renewed, on August 1, 2018. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds may borrow up to the lesser of $50,000,000 or certain percentage amounts based on the net assets of the Funds.

The interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate. During the six months ended September 30, 2017, the Funds did not borrow from the line of credit.

11. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after September 30, 2017 and through the date the financial statements were issued. Effective November 10, 2017, Mr. Scott Moore will no longer serve as a co-portfolio manager of the Buffalo Dividend Focus Fund and the Buffalo Mid Cap Fund. Effective November 15, 2017, Messrs. Dave Carlsen and Robert Male will no longer serve as co-Portfolio Managers of the Buffalo Mid Cap Fund and Messrs. Chris Carter and Josh West have been added as co-Portfolio Managers of the Buffalo Mid Cap Fund. Effective November 15, 2017, Mr. Chris Cater will no longer serve as a co-Portfolio Manager of the Buffalo Growth Fund. No other events were identified requiring additional disclosure in these financial statements.

Notice to Shareholders

September 30, 2017 (Unaudited)

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or port- folio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the SEC's Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Privacy Policy

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Adviser are collectively referred to as the "Companies," "we," "our" or "us."

As a part of providing you services and products we collect non-public personally identifiable information ("Personal Information") about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, dis- closure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701 www.buffalofunds.com
1-800-492-8332

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal

Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•  Name

•  Address

•  Birthdate

•  Phone number

•  Social Security Number

•  E-mail address

•  Product-Related Personal Information

•  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies' staff and certain companies working on the Companies' behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your

Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations con- ducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make avail- able Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

This page intentionally left blank.

1-800-49-BUFFALO

(1-800-492-8332)

www.buffalofunds.com

BUFFALOFUNDSEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

1

Item 11. Controls and Procedures.

(a)         The registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the registrant and by the registrant’s service providers.

(b)         There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on June 30 2017.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Buffalo Funds

By	/s/ Clay E. Brethour
Clay E. Brethour, President and Treasurer

Date	11/30/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Clay E. Brethour
Clay E. Brethour, President and Treasurer

Date	11/30/17

3